     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004

                                                       REGISTRATION NO. 33-12789

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                       POST-EFFECTIVE AMENDMENT NO. 22 TO

                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT

                    OF 1933 OF SECURITIES OF UNIT INVESTMENT

                        TRUSTS REGISTERED ON FORM N-8B-2              /X/

                                   ----------

                        FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


     /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b) OF RULE 485;


     / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

     / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
         PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

================================================================================

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS


                                   May 1, 2004


Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

   - death proceeds upon the Insured's death, and

   - a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century(R)
   VP Ultra(R) Fund

   VP Vista(SM) Fund

Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   Nasdaq-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.
                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                 1-800-247-4170

TABLE OF CONTENTS


                                                                         PAGE
                                                                      ----------
DEFINITIONS                                                                    3
SUMMARY OF THE POLICY                                                          5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                   12
     Farm Bureau Life Insurance Company                                       12
     Iowa Farm Bureau Federation                                              12
     IMSA                                                                     12
     The Variable Account                                                     12
     Investment Options                                                       13
     Addition, Deletion or Substitution of Investments                        19
THE POLICY                                                                    20
     Purchasing the Policy                                                    20
     Premiums                                                                 20
     Examination of Policy (Cancellation Privilege)                           23
     Policy Lapse and Reinstatement                                           23
     Special Transfer Privilege                                               24
POLICY BENEFITS                                                               24
     Cash Value Benefits                                                      24
     Transfers                                                                28
     Loan Benefits                                                            30
     Death Proceeds                                                           31
     Accelerated Payments of Death Proceeds                                   34
     Benefits at Maturity                                                     35
     Payment Options                                                          35
CHARGES AND DEDUCTIONS                                                        36
     Premium Expense Charge                                                   37
     Monthly Deduction                                                        37
     Transfer Charge                                                          40
     Surrender Charge                                                         40
     Variable Account Charges                                                 40
THE DECLARED INTEREST OPTION                                                  40
     General Description                                                      41
     Declared Interest Option Cash Value                                      41
     Transfers, Surrenders and Policy Loans                                   41
GENERAL PROVISIONS                                                            42
     The Contract                                                             42
     Incontestability                                                         42
     Change of Provisions                                                     42
     Misstatement of Age or Sex                                               42
     Suicide Exclusion                                                        42
     Annual Report                                                            42
     Non-Participation                                                        43
     Ownership of Assets                                                      43
     Written Notice                                                           43
     Postponement of Payments                                                 43
     Continuance of Insurance                                                 44
     Ownership                                                                44
     The Beneficiary                                                          44
     Changing the Policyowner or Beneficiary                                  44
     Additional Insurance Benefits                                            45
     Change of Address                                                        45

                                                                         PAGE
                                                                      ----------
DISTRIBUTION OF THE POLICIES                                                  46
FEDERAL TAX MATTERS                                                           47
     Introduction                                                             47
     Tax Status of the Policy                                                 47
     Tax Treatment of Policy Benefits                                         47
     Possible Tax Law Change                                                  50
     Taxation of the Company                                                  50
     Employment-Related Benefit Plans                                         50
ADDITIONAL INFORMATION                                                        50
FINANCIAL STATEMENTS                                                          57
ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES                       Appendix A
DEATH BENEFIT OPTIONS                                                 Appendix B


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CASH VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. The Company credits Cash Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4.5%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

     (a) A certified copy of the death certificate;

     (b) A certified copy of a court decree reciting a finding of death;

     (c) the Beneficiary's statement of election;

     (d) a copy of the Beneficiary's Form W-9; or

     (e) Any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MATURITY DATE: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET CASH VALUE: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any partial or complete surrender equal to the lesser of (1) $25 or (2) 2% of the amount surrendered.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

SUMMARY OF THE POLICY

   The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

   - The Policy is a flexible premium variable life insurance policy providing for:

       -  death proceeds payable to the Beneficiary upon the Insured's death,

       -  the accumulation of Cash Value,

       -  surrender rights, and

       -  loan privileges.

   - We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

   - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

   - We do not guarantee the amount and/or duration of the life insurance coverage.

   - Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy.You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

   - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

   - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

   - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

   - The Variable Account has 37 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").

   - You may instruct us to allocate Net Premiums and transfer Cash Values to any of the Subaccounts.

   -  We will allocate your initial Net Premium to the Declared Interest Option.

   - We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

       (1) the date we receive, at our Home Office, a signed notice that you have received the Policy, or

       (2) 25 days after the Delivery Date.

   - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

   - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

   - You may allocate or transfer all or a portion of the Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

   -  You choose when to pay and how much to pay.

   - You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

   - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

CASH VALUE BENEFITS (SEE "POLICY BENEFITS--CASH VALUE BENEFITS.")

   - Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

       -  the amount and frequency of premium payments,

       -  the investment performance of the Subaccounts,

       -  interest earned on Cash Value in the Declared Interest Option,

       -  Policy Loans,

       -  partial surrenders and

       -  charges we assess under the Policy.

   -  You may fully surrender your Policy and receive the Net Cash Value.

   - You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

   - A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

   - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

   - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

   - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

   - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating Net Premiums.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")

   - You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.

   -  We charge you a maximum annual interest rate of 7.4%.

   - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

   - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

   -  The Policy contains two death benefit options:

       - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

       - Option B--the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

   - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

   - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

   -  You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

   - We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

CASH VALUE CHARGES

   - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

       -  a cost of insurance charge, plus

       -  the cost of any additional insurance benefits added by rider, plus

       -  a $3 administrative charge.

   - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

   - Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

   - We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

   - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

   - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

   - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (both before and after waivers or reimbursements) for the year ended December 31, 2003. Current and future expense figures may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                                       TOTAL EXPENSES
                                                                          (BEFORE         TOTAL AMOUNT             TOTAL EXPENSES
                                                                        CONTRACTUAL      OF CONTRACTUAL          (AFTER CONTRACTUAL
                            ADVISORY          OTHER           12b-1    FEE WAIVERS AND    FEE WAIVER OR            FEE WAIVERS AND
INVESTMENT OPTION              FEE          EXPENSES           FEE     REIMBURSEMENTS)    REIMBURSEMENT*           REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
American Century

  VP Ultra Fund                1.00%          0.01%           0.00%           1.01%           0.00%                    1.01%(1)(2)
  VP Vista Fund                1.00%          0.00%           0.00%           1.00%           0.00%                    1.00%(1)

Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                  0.75%          0.05%           0.00%           0.80%           0.00%                    0.80%
  VIF Developing
  Leaders Portfolio--
  Initial Share Class          0.75%          0.07%           0.00%           0.82%           0.00%                    0.82%
  VIF Disciplined
  Stock Portfolio--
  Initial Share Class          0.75%          0.10%           0.00%           0.85%           0.00%                    0.85%
  VIF Growth and
  Income Portfolio--
  Initial Share Class          0.75%          0.07%           0.00%           0.82%           0.00%                    0.82%
  VIF International
  Equity Portfolio--
  Initial Share Class          0.75%          0.44%           0.00%           1.19%           0.00%                    1.19%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class                  0.75%          0.09%           0.25%           1.09%           0.00%                    1.09%

EquiTrust Variable
Insurance Series Fund

  Blue Chip
  Portfolio                    0.20%          0.16%           0.00%           0.36%           0.00%                    0.36%
  High Grade
  Bond Portfolio               0.30%          0.19%           0.00%           0.49%           0.00%                    0.49%
  Managed
  Portfolio                    0.45%          0.17%           0.00%           0.62%           0.00%                    0.62%
  Money Market
  Portfolio                    0.25%          0.34%           0.00%           0.59%           0.00%                    0.59%
  Strategic Yield
  Portfolio                    0.45%          0.20%           0.00%           0.65%           0.00%                    0.65%
  Value Growth
  Portfolio                    0.45%          0.18%           0.00%           0.63%           0.00%                    0.63%

                                                                       TOTAL EXPENSES
                                                                          (BEFORE         TOTAL AMOUNT             TOTAL EXPENSES
                                                                        CONTRACTUAL      OF CONTRACTUAL          (AFTER CONTRACTUAL
                            ADVISORY          OTHER           12b-1    FEE WAIVERS AND    FEE WAIVER OR            FEE WAIVERS AND
INVESTMENT OPTION              FEE          EXPENSES           FEE     REIMBURSEMENTS)    REIMBURSEMENT*           REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable
Insurance
Products Funds

    VIP Contrafund
    Portfolio--Initial
    Class                      0.58%           0.09%           0.00%           0.67%           0.00%                    0.67%(3)
    VIP Growth
    Portfolio--Initial
    Class                      0.58%           0.09%           0.00%           0.67%           0.00%                    0.67%(3)
    VIP Growth &
    Income Portfolio--
    Initial Class              0.48%           0.11%           0.00%           0.59%           0.00%                    0.59%
    VIP High
    Income Portfolio--
    Service Class 2            0.58%           0.12%           0.25%           0.95%           0.00%                    0.95%
    VIP Index 500
    Portfolio--Initial
    Class                      0.24%           0.10%           0.00%           0.34%           0.00%                    0.34%(4)
    VIP Mid Cap
    Portfolio--
    Service Class 2            0.58%           0.12%           0.25%           0.95%           0.00%                    0.95%(3)
    VIP Overseas
    Portfolio--Initial
    Class                      0.73%           0.17%           0.00%           0.90%           0.00%                    0.90%(3)

Franklin Templeton

    Franklin Real
    Estate Fund--
    Class 2                    0.50%           0.03%           0.25%           0.78%           0.00%                    0.78%(5)(6)
    Franklin Small
    Cap Fund--Class 2          0.51%           0.29%           0.25%           1.05%           0.00%                    1.05%(6)(7)
    Franklin Small
    Cap Value Securities
    Fund--Class 2              0.57%           0.19%           0.25%           1.01%           0.00%                    1.01%(6)(7)
    Franklin U.S.
    Government
    Fund--Class 2              0.50%           0.03%           0.25%           0.78%           0.00%                    0.78%(5)(6)
    Mutual Shares
    Securities
    Fund--Class 2              0.60%           0.20%           0.25%           1.05%           0.00%                    1.05%(6)
    Templeton Growth
    Securities
    Fund--Class 2              0.81%           0.07%           0.25%           1.13%           0.00%                    1.13%(5)(6)

                                                                       TOTAL EXPENSES
                                                                          (BEFORE         TOTAL AMOUNT             TOTAL EXPENSES
                                                                        CONTRACTUAL      OF CONTRACTUAL          (AFTER CONTRACTUAL
                            ADVISORY          OTHER           12b-1    FEE WAIVERS AND    FEE WAIVER OR            FEE WAIVERS AND
INVESTMENT OPTION              FEE          EXPENSES           FEE     REIMBURSEMENTS)    REIMBURSEMENT*           REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan
Series Trust II

    JPMorgan Mid
    Cap Value Portfolio        0.70%           0.88%           0.00%           1.58%           0.33%                   1.25%(8)(9)
    JPMorgan Small
    Company Portfolio          0.60%           0.55%           0.00%           1.15%           0.00%                   1.15%

Summit
Pinnacle Series

    Nasdaq-100
    Index Portfolio            0.35%           0.56%           0.00%           0.91%           0.26%                   0.65%(10)
    Russell 2000
    Small Cap Index
    Portfolio                  0.35%           0.77%           0.00%           1.12%           0.37%                   0.75%(10)
    S&P MidCap
    400 Index Portfolio        0.30%           0.37%           0.00%           0.67%           0.07%                   0.60%(10)

T. Rowe Price
Equity Series, Inc.

    Equity Income
    Portfolio                  0.85%           0.00%           0.00%           0.85%           0.00%                   0.85%(11)
    Mid-Cap
    Growth Portfolio           0.85%           0.00%           0.00%           0.85%           0.00%                   0.85%(11)
    New America
    Growth Portfolio           0.85%           0.00%           0.00%           0.85%           0.00%                   0.85%(11)
    Personal Strategy
    Balanced Portfolio         0.90%           0.00%           0.00%           0.90%           0.02%                   0.88%(11)(12)

T. Rowe Price
International
Series, Inc.

    International
    Stock Portfolio            1.05%           0.00%           0.00%           1.05%           0.00%                   1.05%(11)



* The contractual arrangements described in the Annual Investment Option Operating Expenses table are designed to reduce total annual operating expenses for purchasers of the Policy and will extend at least until December 31, 2004. Five Investment Options currently have contractual reimbursement or fee waivers in place.


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.


(5) The Fund administration fee is paid indirectly through the management fee.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(7) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99%, respectively.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% includes 0.02% of average net asset expenses permanently waived.


TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

   - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

   - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

   - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

   - If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

FARM BUREAU LIFE INSURANCE COMPANY


   Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2003, Iowa Farm Bureau Federation owned 55.42% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.


   Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

IOWA FARM BUREAU FEDERATION

   Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

IMSA

   The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

   The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

   The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

   We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

INVESTMENT OPTIONS

   The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

   The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

   The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
VP Ultra(R) Fund                -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large
                                   companies with earnings and revenue that are not only
                                   growing, but growing at a successively faster, or
                                   accelerating pace.

VP Vista(SM) Fund               -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of
                                   medium-sized and smaller companies which will increase in
                                   value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Dreyfus Variable Investment     -  This Portfolio primarily seeks long-term capital growth,
Fund: Appreciation Portfolio--     consistent with the preservation of capital; current
Initial Share Class                income is a secondary investment objective. The Portfolio
                                   invests in common stocks focusing on blue chip companies
                                   with total market values of more than $5 billion at the
                                   time of purchase, including multi-national companies.

Dreyfus Variable Investment     -  This Portfolio seeks to maximize capital appreciation. To
Fund: Developing Leaders           pursue this goal, under normal circumstances, the
Portfolio--Initial Share Class     Portfolio invests primarily in small cap companies. Small
                                   cap companies are defined as those with total market
                                   values of less than $2 billion at the time of purchase.
                                   The Portfolio seeks companies characterized by new or
                                   innovative products, services or processes having the
                                   potential to enhance earnings or revenue growth.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Dreyfus Variable Investment     -  This Portfolio seeks to provide investment returns
Fund: Disciplined Stock            (consists of capital appreciation and income) that are
Portfolio--Initial Share Class     greater than the total return of stocks, as represented
                                   by the Standard & Poor's 500 Composite Stock Price Index.
                                   The Portfolio normally invests at least 80% of its assets
                                   in stocks chosen through a disciplined investment process
                                   to create a blended portfolio of growth and value stocks.

Dreyfus Variable Investment     -  This Portfolio seeks to provide long-term capital growth,
Fund: Growth and Income            current income and growth of income, consistent with
Portfolio--Initial Share Class     reasonable investment risk. To pursue this goal, the
                                   Portfolio invests in stocks, bonds and money market
                                   instruments of domestic and foreign issuers.

Dreyfus Variable Investment     -  This Portfolio seeks capital growth. To pursue this goal,
Fund: International Equity         the Portfolio invests in growth stocks of foreign
Portfolio--Initial Share Class     companies. Normally, the Portfolio invests at least 80%
                                   of its assets in stocks, including common stocks and
                                   convertible securities, including those issued in initial
                                   public offerings.

Dreyfus Socially Responsible    -  This Fund seeks to provide capital growth; current income
Growth Fund, Inc.--Service         is a secondary goal. This Fund normally invests at least
Share Class                        80% of its assets in the common stocks of companies that,
                                   in the opinion of fund management, meet traditional
                                   investment standards and conduct their business in a
                                   manner that contributes to the enhancement of the quality
                                   of life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Blue Chip Portfolio             -  This Portfolio seeks growth of capital and income. The
                                   Portfolio pursues this objective by investing at least
                                   80% of its net assets in equity securities of
                                   well-capitalized, established companies.

High Grade Bond Portfolio       -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                   portfolio of high grade income-bearing debt securities.
                                   The Portfolio will pursue this objective by investing at
                                   least 80% of its net assets in debt securities rated AAA,
                                   AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                   Investors Service, Inc. and in securities issued or
                                   guaranteed by the United States government or its
                                   agencies or instrumentalities.

Managed Portfolio               -  This Portfolio seeks the highest level of total return
                                   through income and capital appreciation. The Portfolio
                                   pursues this objective through a fully managed investment
                                   policy consisting of investment in the following three
                                   market sectors: (i) common stocks and other equity
                                   securities; (ii) high grade debt securities and preferred
                                   stocks of the type in which the High Grade Bond Portfolio
                                   may invest; and (iii) money market instruments of the
                                   type in which the Money Market Portfolio may invest.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Money Market Portfolio          -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will
                                   pursue this objective by investing in high quality
                                   short-term money market instruments. AN INVESTMENT IN THE
                                   MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                   BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                   GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                   PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                   VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                   INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                   MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Strategic Yield Portfolio       -  This Portfolio seeks as a primary objective, as high a
                                   level of current income as is consistent with investment
                                   in a diversified portfolio of lower-rated,
                                   higher-yielding income-bearing securities. As a secondary
                                   objective, the Portfolio seeks capital appreciation when
                                   consistent with its primary objective. The Portfolio
                                   pursues these objectives by investing primarily in debt
                                   and income-bearing securities rated Baa or lower by
                                   Moody's Investors Service, Inc. and/or BBB or lower by
                                   Standard & Poor's, or in unrated securities of comparable
                                   quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                   PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                   RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                   AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio          -  This Portfolio seeks long-term capital appreciation. The
                                   Portfolio pursues this objective by investing primarily
                                   in equity securities of companies that the investment
                                   adviser believes have a potential to earn a high return
                                   on capital and/or in equity securities that the
                                   investment adviser believes are undervalued by the
                                   marketplace. Such equity securities may include common
                                   stock, preferred stock and securities convertible or
                                   exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)      -  This Portfolio seeks long-term capital appreciation. The
Portfolio                          Portfolio normally invests primarily in common stocks.
                                   The Portfolio invests in securities of companies whose
                                   value the adviser believes is not fully recognized by the
                                   public.

Fidelity VIP Growth Portfolio   -  This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests
                                   in securities of companies the adviser believes have
                                   above-average growth potential.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income    -  This Portfolio seeks high total return through a
Portfolio                          combination of current income and capital appreciation.
                                   The Portfolio normally invests the majority of its assets
                                   in domestic and foreign equity securities, with a focus
                                   on those that pay current dividends and show potential
                                   earnings growth. However, the Portfolio may buy debt
                                   securities as well as equity securities that are not
                                   currently paying dividends, but offer prospects for
                                   capital appreciation or future income.

Fidelity VIP High Income        -  This Portfolio seeks a high level of current income,
Portfolio                          while also considering growth of capital. The Portfolio
                                   normally invests primarily in domestic and foreign
                                   income-producing debt securities, preferred stocks and
                                   convertible securities, with an emphasis on lower-quality
                                   debt securities.

Fidelity VIP Index 500          -  This Portfolio seeks to provide investment results that
Portfolio                          correspond to the total return of common stocks publicly
                                   traded in the United States, as represented by the
                                   S&P500. To achieve this objective, the Portfolio normally
                                   invests at least 80% of its assets in common stocks
                                   included in the S&P 500.

Fidelity VIP Mid Cap Portfolio  -  This Portfolio seeks long-term growth of capital. The
                                   Portfolio normally invests at least 80% of its total
                                   assets in securities of companies with medium market
                                   capitalizations. The investment adviser invests primarily
                                   in common stocks.

Fidelity VIP Overseas Portfolio -  This Portfolio seeks long-term growth of capital.
                                   Normally, at least 80% of the Portfolio's total assets
                                   will be invested in foreign securities. The Portfolio may
                                   also invest in U.S. issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Franklin Real Estate Fund       -  This Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests at least
                                   80% of its net assets in investments of companies
                                   operating in the real estate sector. The Fund invests
                                   primarily in real estate investment trusts with generally
                                   medium to small market capitizations, and in companies
                                   that derive at least half of their assets or revenues
                                   from the ownership, construction, management, or sale of
                                   residential, commercial or industrial real estate.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Franklin Small Cap Value        -  This Fund seeks long-term total return. The Fund normally
Securities Fund                    invests at least 80% of its net assets in investments of
                                   small capitalization companies. For this Fund, small cap
                                   companies are those with market cap values not exceeding
                                   $2.5 billion at the time of purchase. The Fund invests in
                                   small companies that the Fund's manager believes are
                                   undervalued.

Franklin U.S. Government Fund   -  This Fund seeks income. The Fund normally invests at
                                   least 80% of its net assets in U.S. government
                                   securities, primarily fixed and variable rate
                                   mortgage-backed securities.

Mutual Shares Securities Fund   -  This Fund seeks capital appreciation with income as a
                                   secondary goal. The Fund normally invests mainly in U.S.
                                   equity securities that the Fund's manager believes are
                                   available at market prices less than their value based on
                                   certain recognized or objective criteria, including
                                   undervalued stocks, merger/risk arbitrage securities and
                                   distressed companies.

Templeton Growth Securities     -  This Fund seeks long-term capital growth. The Fund
Fund                               normally invests mainly in equity securities of companies
                                   located anywhere in the world, including those in the
                                   U.S. and in emerging markets.


J.P. Morgan Series Trust II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value          -  This Portfolio seeks growth from capital appreciation by
Portfolio                          investing at least 80% of the value of its assets in a
                                   broad portfolio of common stocks of companies with market
                                   capitalizations of $1 billion to $20 billion at the time
                                   of purchase.

JPMorgan Small Company          -  This Portfolio seeks to provide high total return by
Portfolio                          investing at least 80% of the value of its assets in
                                   small U.S. companies whose market capitalizations are
                                   equal to those within the universe of the S&P SmallCap
                                   600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Nasdaq-100 Index Portfolio      -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                   represented by the Nasdaq-100 Index. The Portfolio will
                                   attempt to achieve, in both rising and falling markets, a
                                   correlation of at least 95% between the total return of
                                   its net assets before expenses and the total return of
                                   the Nasdaq-100 Index.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index    -  This Portfolio seeks investment results that correspond
Portfolio                          to the investment performance of U.S. common stocks, as
                                   represented by the Russell 2000 Index. The Portfolio will
                                   attempt to achieve, in both rising and falling markets, a
                                   correlation of at least 95% between the total return of
                                   its net assets before expenses and the total return of
                                   the Russell 2000 Index.

S&P MidCap 400 Index Portfolio  -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                   represented by the S&P MidCap 400 Index. The Portfolio
                                   will attempt to achieve, in both rising and falling
                                   markets, a correlation of at least 95% between the total
                                   return of its net assets before expenses and the total
                                   return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
Equity Income Portfolio         -  This Portfolio seeks to provide substantial dividend
                                   income and long-term capital appreciation by investing
                                   primarily in dividend-paying common stocks of established
                                   companies considered by the adviser to have favorable
                                   prospects for both increasing dividends and capital
                                   appreciation.

Mid-Cap Growth Portfolio        -  This Portfolio seeks to provide long-term capital
                                   appreciation by investing primarily in mid-cap stocks
                                   with the potential for above-average earnings growth. The
                                   investment adviser defines mid-cap companies as those
                                   whose market capitalization falls within the range of
                                   companies in either the Standard & Poor's Mid-Cap 400
                                   Index or the Russell Mid-Cap Growth Index.

New America Growth Portfolio    -  This Portfolio seeks to provide long-term growth of
                                   capital by investing primarily in the common stocks of
                                   companies operating in sectors the investment adviser
                                   believes will be the fastest growing in the U.S.
                                   Fast-growing companies can be found across an array of
                                   industries in today's "new America".

Personal Strategy Balanced      -  This Portfolio seeks the highest total return over time
Portfolio                          consistent with an emphasis on both capital appreciation
                                   and income. The Portfolio pursues its objective by
                                   investing in a diversified portfolio typically consisting
                                   of approximately 60% stocks, 30% bonds and 10% money
                                   market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------
International Stock Portfolio   -  This Portfolio seeks to provide capital appreciation
                                   through investments primarily in established companies
                                   based outside the United States.

   The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)


   We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.


   Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

   We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

   If we deem it to be in the best interests of persons having voting rights under the Policies, we may

      - operate the Variable Account as a management company under the Investment Company Act of 1940,

      - deregister the Variable Account under that Act in the event such registration is no longer required, or,

      - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

   To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY

   In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

   The effective date of insurance coverage under the Policy will be the latest of:

      -  the Policy Date,

      - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

      -  the date when we receive the full initial premium at our Home Office.

   The Policy Date will be the later of:

                    (1)  the date of the initial application, or

                    (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

   The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

   Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

   Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

   PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

   If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

   PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

   You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

   DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loans interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

   Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

          FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

          In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

          However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

   The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

   UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

   PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

   NET PREMIUMS. The Net Premium is the amount available for investment.The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

   ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

                    (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

                    (2)  before the end of 25 days after the Delivery Date.

   Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

   We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

   The following additional rules apply to Net Premium allocations:

      - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

      - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

      - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Cash Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

   You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

   We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the sum of:

      - the Cash Value on the Business Day on or next following the date we receive the Policy at the Home Office,

      -  any premium expense charges we deducted,

      - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

      -  amounts approximating the daily charges against the Variable Account.

   (Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

POLICY LAPSE AND REINSTATEMENT

   LAPSE. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

   A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

   To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

   REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

      - A written application for reinstatement signed by the Policyowner and the Insured;

      -  Evidence of insurability we deem satisfactory;

      - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

      - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

   State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

   The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

SPECIAL TRANSFER PRIVILEGE

   You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

   While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death PROCEEDS--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

CASH VALUE BENEFITS

   SURRENDER PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender your Policy prior to 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy at or after 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.


   A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS--Surrender Charge"). We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive a signed request for a surrender at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

   FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

      - Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

      - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

      - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.


      - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


      - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

      - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

         CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

      -  We reserve the right to deny any transaction request made by facsimile.

   We may terminate this privilege at any time.

   COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request, less the Surrender Charge. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

   PARTIAL SURRENDERS. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

      -  A partial surrender must be at least $500.

      - A partial surrender cannot exceed the lesser of (1) the Net Cash Value less $500 or (2) 90% of the Net Cash Value.

   We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

   We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

   Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

      - The Policy's Cash Value will be reduced by the amount of the partial surrender.

      - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

      - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

   If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

   If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

   NET CASH VALUE. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

   CALCULATING CASH VALUE. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

      -  Cash Value will reflect a number of factors, including

          -  premiums paid,

          -  partial surrenders,

          -  Policy Loans,

          -  charges assessed in connection with the Policy,

          - interest earned on the Cash Value in the Declared Interest Option, and

          - investment performance of the Subaccounts to which the Cash Value is allocated.

   As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

   On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

      - The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

      - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

      - All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

      - All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

      - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

      - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

   The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

   UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.


   For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:


        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

            (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

            (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

            (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

            (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

   The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFERS

   The following features apply to transfers under the Policy:

      - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

      - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

         CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

      - The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


      - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.


      - The Company waives the transfer charge for the first twelve transfers during a Policy Year.

      - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

      - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

   DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

   In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

      -  The minimum amount of each transfer is $100.

      - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

      - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

      - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

      - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

      - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

      - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.


   ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Policyowners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Policyowners and Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term activity among the Subaccounts of the Variable Account that may adversely affect other Policyowners or shareholders of the Investment Options.

   More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Policyowners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple contracts owned by the same Policyowner. We do not include transfers made pursuant to the dollar cost averaging program in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Policyowners will be notified via mail of any action taken.

   Policyowners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Furthermore, the identification of a Policyowner determined to be engaged in transfer activity that may adversely affect the other Policyowners or Investment Option shareholders involve judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Policyowners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

   In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

LOAN BENEFITS

   POLICY LOANS. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

   During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

   ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

   We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

   Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

   LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

          (1) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

          (2) any increase in the interest rate may not exceed 1% per calendar year; and

          (3) changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

   Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

   Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

   EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

   Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

   POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

   REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

   For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

   So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

      - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

      - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")

   To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

   DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than
   (b) where:

      (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

      (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

   DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

   Under Option A, the death benefit will be equal to the greater of

      (1) the sum of the current Specified Amount and the Cash Value, or

      (2) the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

   We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

   Under Option B, the death benefit will be equal to the greater of:

      -  the current Specified Amount, or

      - the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

   Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

   Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

   CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the

   Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

   We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

   CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

   To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

   CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

   Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

      - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

      - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

      - If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

      - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

      - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

   In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

   A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

ACCELERATED PAYMENTS OF DEATH PROCEEDS

   In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

   For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

   The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

   In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

   There are several other restrictions associated with the Endorsement. These are:

      (1) the Endorsement is not valid if the Policy is within five years of being matured,

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      (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

      (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

      (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

      (5) the Endorsement is not effective where:

          (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

          (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

   The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

   The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

BENEFITS AT MATURITY

   The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option.

   Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

PAYMENT OPTIONS

   We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

   You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

   If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

      (1) the proceeds are less than $2,000;

      (2) periodic payments would be less than $20; or

      (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

   You may choose a lump sum payment under a Living Tradition Account(TM) ("LTA"). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims paying ability of the Company. The LTA is part of our general account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.

   Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additonal interest be applied to such funds.

   If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

   Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

   OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

   OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

   OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

   OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

   OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

   ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

   A tax adviser should be consulted with respect to the consequences associated with a payment option.

CHARGES AND DEDUCTIONS

   We deduct certain charges in connection with the Policy to compensate us for
   (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

   Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

   SALES CHARGE. We deduct a sales charge equal to 5% of the premium from each premium to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy and from our general assets, including amounts derived from the mortality and expense risk charge.

   PREMIUM TAXES. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of every premium for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

MONTHLY DEDUCTION

   We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

   We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

      -  the cost of insurance for the Policy; plus

      -  the cost of any optional insurance benefits added by rider; plus

      -  the monthly administrative charge.

   During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

   COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

   NET AMOUNT AT RISK. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

      (a) is the Specified Amount;

      (b) is 1.0036748(1); and

      (c) is the Cash Value.

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

   We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

   We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

   COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

   The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

   We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

   ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
   PROVISIONS--Additional Insurance Benefits.")

   MONTHLY ADMINISTRATIVE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

   FIRST-YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

   The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                        $25,000     $50,000     $100,000
            AGE        TO $49,999  TO $99.999 TO $249,000  $250,000+
        ------------   ----------  ---------- -----------  ---------
             0-25      $    0.20   $    0.15   $    0.10   $    0.05
             26             0.21        0.16        0.11        0.06
             27             0.22        0.17        0.12        0.06
             28             0.23        0.18        0.13        0.07
             29             0.24        0.19        0.14        0.07
             30             0.25        0.20        0.15        0.08
             31             0.26        0.21        0.16        0.08
             32             0.27        0.22        0.17        0.09
             33             0.28        0.23        0.18        0.09
             34             0.29        0.24        0.19        0.10
             35             0.30        0.25        0.20        0.10
             36             0.31        0.26        0.21        0.11
             37             0.32        0.27        0.22        0.11
             38             0.33        0.28        0.23        0.12
             39             0.34        0.29        0.24        0.12
             40             0.35        0.30        0.25        0.13
             41             0.36        0.31        0.26        0.13
             42             0.37        0.32        0.27        0.14
             43             0.38        0.33        0.28        0.14
             44             0.39        0.34        0.29        0.15
             45             0.40        0.35        0.30        0.15
             46             0.41        0.36        0.31        0.16
             47             0.42        0.37        0.32        0.16
             48             0.43        0.38        0.33        0.17
             49             0.44        0.39        0.34        0.17
             50             0.45        0.40        0.35        0.18
             51             0.46        0.41        0.36        0.18
             52             0.47        0.42        0.37        0.19
             53             0.48        0.43        0.38        0.19
             54             0.49        0.44        0.39        0.20
             55 & up        0.50        0.45        0.40        0.20

TRANSFER CHARGE

   The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

      - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

      - Once we issue a Policy, we will not increase this charge for the life of the Policy.

      - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

   Currently, there is no charge for changing the Net Premium allocation instructions.

SURRENDER CHARGE

   Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

VARIABLE ACCOUNT CHARGES

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

   The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

   INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

   COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

   You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

GENERAL DESCRIPTION

   Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

   You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION CASH VALUE

   Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

   The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

TRANSFERS, SURRENDERS AND POLICY LOANS

   You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

   We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

THE CONTRACT

   We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

INCONTESTABILITY

   The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

CHANGE OF PROVISIONS

   We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

   Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

MISSTATEMENT OF AGE OR SEX

   If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

   If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

ANNUAL REPORT

   At least once each year, we will send an annual report to each Policyowner. The report will show

      -  the current death benefit,

      -  the Cash Value in each Subaccount and in the Declared Interest Option,

      -  outstanding Policy Debt, and

      - premiums paid, partial surrenders made and charges assessed since the last report.

   The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

NON-PARTICIPATION

   The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

   The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

   You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

POSTPONEMENT OF PAYMENTS

   The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

      - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

      - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

      - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

   We also may postpone transfers under these circumstances.

   Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

   If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

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CONTINUANCE OF INSURANCE

   The insurance under a Policy will continue until the earlier of:

      - the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

      - the date the Policyowner surrenders the Policy for its entire Net Cash Value;

      -  the death of the Insured; or

      -  the Maturity Date.

   Any rider to a Policy will terminate on the date specified in the rider.

OWNERSHIP

   The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

   Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

   The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

THE BENEFICIARY

   The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

   Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGING THE POLICYOWNER OR BENEFICIARY

   During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

                                       44
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ADDITIONAL INSURANCE BENEFITS

   Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

      - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

      - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; and (3) the continuation of the Policy in force under a cash value option. If you elect this rider, We will add a monthly cost of insurance charge based on a separate schedule of rates.

      - Universal Adult Term Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

      - Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

      - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

      - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

   We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.


CHANGE OF ADDRESS

   We confirm all Policyowner change of address requests by sending a confirmation to both the old and the new address.


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DISTRIBUTION OF THE POLICIES


   The Policies will be sold by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. EquiTrust Marketing, an affiliate of the Company, currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same as that of the Company.

   In addition to the annual compensation paid for EquiTrust Marketing's role as principal underwriter, the Company pays commissions to EquiTrust Marketing for sales of the Policies, and EquiTrust Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by EquiTrust Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year. Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

   Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

   The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for EquiTrust Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   EquiTrust Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment
   Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable
   Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap
   Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

   Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. The NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


FEDERAL TAX MATTERS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

   In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .

   In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

   Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   In some circumstances, there is a reduction in the benefits under the Policy during the first seven years. For example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

      (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread or a minimal spread is unclear. You should consult your tax adviser about any such loan.

   Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

   ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

   EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

   OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

   Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

   TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

   At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

EMPLOYMENT-RELATED BENEFIT PLANS

   The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

   The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

VOTING RIGHTS

   To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

   The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

   The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

   Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

   DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


ELECTRONIC TRANSACTIONS


   You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

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   We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

STATE REGULATION OF THE COMPANY

   The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

   In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

   The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


NAME AND POSITION
WITH THE COMPANY                             PRINCIPAL OCCUPATION LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Eric K. Aasmundstad                          Farmer; Director, North Dakota Farm Bureau Federation, FBL Financial Group,
Director                                       Inc. and other affiliates of the foregoing, NODAK Mutual Insurance
                                               Company, Dakota Farm Bureau, LLC and FB Bancorp.

Steve L. Baccus                              Farmer; President, Kansas Farm Bureau; President and Director, KFB
Director                                       Insurance Company, Inc.; Director, FBL Financial Group, Inc. and other affiliates of the foregoing; Chairman and Director, Farm Bureau Mutual
                                               Insurance Company.

William C. Bruins                            Farmer; President, Wisconsin Farm Bureau Federation; Director, FBL
Director                                       Financial Group, Inc.

Al Christopherson                            Farmer; President, Minnesota Farm Bureau Federation; Director, American
Director                                       Farm Bureau Federation, FBL Financial Group, Inc. and other affiliates of the foregoing.

Alan L. Foutz                                Farmer; President, Colorado Farm Bureau Federation and Colorado Farm Bureau
Director                                       Mutual Insurance Company; Director, FBL Financial Group, Inc. and other affiliates of the foregoing, American Farm Bureau Insurance Services and
                                               Farm Bureau Bank.

Philip A. Hemesath                           Farmer; Director, Farm Bureau Mutual Insurance Company.
Director

NAME AND POSITION
WITH THE COMPANY                             PRINCIPAL OCCUPATION LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Karen J. Henry                               Farmer; President and Director, Wyoming Farm Bureau Federation and Mountain
Director                                       West Farm Bureau Mutual Insurance Company; Second Vice Chair and
                                               Director, FBL Financial Group, Inc.; Director, Western Agricultural
                                               Insurance Company; Vice Chairman and Director, Western Computer Services,
                                               Inc.

Craig D. Hill                                Farmer; President, CAPA Hill, Inc.; Management Director, FBL Financial
Director                                       Group, Inc.; Vice President and Director, FBL Financial Services, Inc.
                                               and other affiliates of the foregoing; Director, Farm Bureau Mutual
                                               Insurance Company and other affiliates of the foregoing.

Leland J. Hogan                              Farmer; President, Utah Farm Bureau, Hogan Brothers, Inc. and L&B
Director                                       Development; Director, Farm Bureau Bank, FBL Financial Group, Inc. and
                                               other affiliates of the foregoing; Managing Member, South Rim, LC.

Daniel L. Johnson                            Farmer; District Director, Iowa Farm Bureau Federation; Director, Farm
Director                                       Bureau Mutual Insurance Company.

Richard G. Kjerstad                          Farmer; President and Director, South Dakota Farm Bureau Federation and
Director                                       other affiliates of the foregoing; Director, FBL Financial Group, Inc.
                                               and other affiliates of the foregoing.

G. Steven Kouplen                            Farmer; President, Oklahoma Farm Bureau Federation; Director, American Farm
Director                                       Bureau Federation, Oklahoma Rural Electric Coop, FBL Financial Group,
                                               Inc. and other affiliates of the foregoing.

David R. Machacek                            Farmer; District Director, Iowa Farm Bureau Federation.
Director

David L. McClure                             Farmer; President, Montana Farm Bureau Federation; Chairman and Director,
Director                                       Western Computer Services, Inc.; Vice President and Director, Mountain
                                               West Farm Bureau Mutual Insurance Company; Director, FBL Financial Group,
                                               Inc.

Charles E. Norris                            Farmer; District Director, Iowa Farm Bureau Federation.
Director

Keith R. Olsen                               Farmer; President, Nebraska Farm Bureau Federation; Director, American Farm
Director                                       Bureau Federation and other affiliates of the foregoing, FBL Financial
                                               Group, Inc. and other affiliates of the foregoing and Blue Cross/Blue
                                               Shield of Nebraska; Vice Chairman and Director, Farm Bureau Mutual
                                               Insurance Company.

Frank S. Priestley                           Farmer; President and Director, Idaho Farm Bureau Federation and other
Director                                       affiliates of the foregoing; Director, Farm Bureau Bank, FBL Financial
                                               Group, Inc. and other affiliates of the foregoing.

Kevin G. Rogers                              Farmer; President and Director, Arizona Farm Bureau Federation and Western
Director                                       Agricultural Insurance Company; Director, FBL Financial Group, Inc. and
                                               other affiliates of the foregoing.

NAME AND POSITION
WITH THE COMPANY                             PRINCIPAL OCCUPATION LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Michael S. White                             Farmer; President and Director, New Mexico Farm and Livestock Bureau,
Director                                       Western Farm Bureau Mutual Insurance Company and Western Farm Insurance
                                               Agency; Vice President and Director, Western Agricultural Insurance
                                               Company; Director, FBL Financial Group, Inc. and other affiliates of the foregoing.

Craig A. Lang                                Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director                         and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation; Director,
                                               Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.

William J. Oddy                              Chief Executive Officer and Management Director, FBL Financial Group, Inc.
Chief Executive Officer

Jerry C. Downin                              Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau Federation
Senior Vice President and                      and other affiliates of the foregoing; Senior Vice President,
Secretary-Treasurer                            Secretary-Treasurer and Management Director FBL Financial Group, Inc.

Stephen M. Morain                            Senior Vice President and General Counsel, FBL Financial Group, Inc.
Senior Vice President and
General Counsel

JoAnn Rumelhart                              Executive Vice President - Farm Bureau Life, FBL Financial Group, Inc.
Executive Vice President

James W. Noyce                               Chief Financial Officer and Chief Administrative Officer, FBL Financial
Chief Financial Officer and                    Group, Inc.
Chief Administrative Officer

John M. Paule                                Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer

James P. Brannen                             Vice President - Finance, FBL Financial Group, Inc.
Vice President - Finance

Doug Gumm                                    Vice President - Information Technology, FBL Financial Group, Inc.
Vice President - Information
Technology

Barbara J. Moore                             Chief Operating Officer - P/C Cos., FBL Financial Group, Inc.
Vice President

Lou Ann Sandburg                             Vice President - Investments and Assistant Treasurer, FBL Financial Group,
Vice President - Investments and               Inc.
Assistant Treasurer

John E. Tatum                                Executive Vice President, - P/C Cos.
Vice President

Dale Chuha                                   Vice President - Business Relationships, FBL Financial Group, Inc.
Vice President - Business
Relationships

NAME AND POSITION
WITH THE COMPANY                             PRINCIPAL OCCUPATION LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Bob Gray                                     Vice President - Agency Development and Training, FBL Financial Group, Inc.
Vice President - Agency
Development and Training

Paul Grinvalds                               Vice President - Life Administration, FBL Financial Group, Inc.
Vice President - Life
Administration

David A. McNeill                             Vice President - Assistant General Counsel, FBL Financial Group, Inc.
Vice President - Assistant
General Counsel

Dennis M. Marker                             Vice President - Investment Administration, FBL Financial Group, Inc.
Vice President - Investment
Administration

James M. Mincks                              Vice President - Human Resources, FBL Financial Group, Inc.
Vice President - Human
Resources

James A. Pugh                                Vice President - Assistant General Counsel, FBL Financial Group, Inc.
Vice President - Assistant
General Counsel

Roland Schobert                              Vice President - Agency, FBL Financial Group, Inc.
Vice President - Agency

David T. Sebastian                           Vice President - Sales and Business Development, FBL Financial Group, Inc.
Vice President - Sales and
Business Development

Don Seibel                                   Vice President - Accounting, FBL Financial Group, Inc.
Vice President - Accounting

Scott Shuck                                  Vice President - Marketing Services, FBL Financial Group, Inc.
Vice President - Marketing
Services

Jim Streck                                   Vice President - Life Underwriting/Issue/Alliance Administration, FBL
Vice President - Life                          Financial Group, Inc.
Underwriting/Issue/Alliance
Administration

Lynn E. Wilson                               Vice President - Life Sales, FBL Financial Group, Inc.
Vice President - Life Sales

Jerry Banaka                                 Operations Vice President - MRO, Farm Bureau Life Insurance Company.
Operations Vice President - MRO

Laura Beebe                                  Securities Vice President, FBL Financial Group, Inc.
Securities Vice President

Christopher G. Daniels                       Life Product Development and Pricing Vice President, FBL Financial Group,
Life Product Development and                   Inc.
Pricing Vice President,
Illustration Actuary

NAME AND POSITION
WITH THE COMPANY                             PRINCIPAL OCCUPATION LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Jim Dawson                                   Regional Sales Vice President, Farm Bureau Life Insurance Company.
Regional Sales Vice President

Rich Duryea                                  Regional Sales Vice President, Farm Bureau Life Insurance Company.
Regional Sales Vice President

Charles T. Happel                            Securities Vice President, FBL Financial Group, Inc.
Securities Vice President

Ronnie G. Lee                                Regional Sales Vice President, Farm Bureau Life Insurance Company.
Regional Sales Vice President

Randy McCracken                              Regional Sales Vice President, Farm Bureau Life Insurance Company.
Regional Sales Vice President

John F. Mottet                               Regional Sales Vice President, Farm Bureau Life Insurance Company.
Regional Sales Vice President

Robert J. Rummelhart                         Investment Vice President, FBL Financial Group, Inc.
Investment Vice President

Jan Sewright                                 Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President

Douglas V. Shelton                           Tax Vice President, FBL Financial Group, Inc.
Tax Vice President

Roger PJ Soener                              Investment Vice President, Real Estate, FBL Financial Group, Inc.
Investment Vice President, Real
Estate

Blake D. Weber                               Sales Services Vice President Real Estate, FBL Financial Group, Inc.
Sales Services Vice President

Cyrus S. Winters                             Agency Administration Vice President, FBL Financial Group, Inc.
Agency Administration Vice
President

Rod Bubke                                    Life Financial Vice President and Appointed Actuary, Farm Bureau Life
Life Financial Vice President and              Insurance Company.
Appointed Actuary


LEGAL MATTERS

   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS

   The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

EXPERTS


   The financial statements of the Variable Account at December 31, 2003 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


   Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

OTHER INFORMATION

   A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS


   The Variable Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.


   The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Developing Leaders (formerly Dreyfus Small Cap), Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Franklin Real Estate, Mid-Cap Value, Small Company, S&P MidCap 400 Index, NASDAQ 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2003, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Des Moines, Iowa
March 12, 2004

                 (This page has been left blank intentionally.)

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2003

                                                     ULTRA            VISTA
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      186,323   $      109,466

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      186,323   $      109,466
                                                 ===============================

NET ASSETS
Accumulation units                               $      186,323   $      109,466
                                                 -------------------------------
Total net assets                                 $      186,323   $      109,466
                                                 ===============================
Investments in shares of mutual funds, at cost   $      164,837   $       90,656
Shares of mutual fund owned                           20,296.60         9,444.86
Accumulation units outstanding                        17,541.27         9,635.30
Accumulation unit value                          $        10.62   $        11.36

SEE ACCOMPANYING NOTES.

                                                                                                       DREYFUS
                                                                    DEVELOPING      DISCIPLINED        GROWTH &      INTERNATIONAL
                                                  APPRECIATION       LEADERS           STOCK            INCOME           EQUITY
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      186,705   $      322,659   $       72,824   $      159,210   $       55,468

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $      186,705   $      322,659   $       72,824   $      159,210   $       55,468
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $      172,305   $      274,897   $       64,792   $      139,801   $       45,619
Shares of mutual fund owned                            5,424.33         8,629.56         3,704.20         7,897.32         4,633.90
Accumulation units outstanding                        17,986.21        27,990.99         7,276.78        15,995.32         4,426.44
Accumulation unit value                          $        10.38   $        11.53   $        10.01   $         9.95   $        12.53

                                                    SOCIALLY
                                                   RESPONSIBLE
                                                     GROWTH         BLUE CHIP
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $       62,940   $   39,552,961

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $       62,940   $   39,552,961
                                                 ===============================

NET ASSETS
Accumulation units                               $       62,940   $   39,552,961
                                                 -------------------------------
Total net assets                                 $       62,940   $   39,552,961
                                                 ===============================
Investments in shares of mutual funds, at cost   $       57,122   $   38,231,103
Shares of mutual fund owned                            2,656.82     1,175,422.33
Accumulation units outstanding                         6,938.88     1,006,809.48
Accumulation unit value                          $         9.07   $        39.29

SEE ACCOMPANYING NOTES.

                                                   HIGH GRADE                           MONEY                             VALUE
                                                      BOND           MANAGED           MARKET       STRATEGIC YIELD      GROWTH
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $    7,867,565   $   38,480,676   $    1,167,187   $   10,410,545   $   33,518,314
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $    7,579,711   $   31,561,079   $    1,167,187   $   10,861,801   $   31,350,167
Shares of mutual fund owned                          755,044.64     2,612,401.65     1,167,187.34     1,140,256.79     2,850,196.80
Accumulation units outstanding                       299,383.18     1,107,975.07        75,040.81       337,605.37     1,442,851.54
Accumulation unit value                          $        26.28   $        34.73   $        15.55   $        30.84   $        23.23

                                                   CONTRAFUND         GROWTH
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $    7,339,575   $   11,031,180

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $    7,339,575   $   11,031,180
                                                 ===============================

NET ASSETS
Accumulation units                               $    7,339,575   $   11,031,180
                                                 -------------------------------
Total net assets                                 $    7,339,575   $   11,031,180
                                                 ===============================
Investments in shares of mutual funds, at cost   $    7,257,293   $   13,899,014
Shares of mutual fund owned                          317,318.43       355,385.95
Accumulation units outstanding                       699,030.84     1,351,833.92
Accumulation unit value                          $        10.50   $         8.16

SEE ACCOMPANYING NOTES.

                                                    FIDELITY
                                                    GROWTH &
                                                     INCOME        HIGH INCOME       INDEX 500         MID-CAP          OVERSEAS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678

LIABILITIES                                                  --               --               --               --               --
                                                 ----------------------------------------------------------------------------------
Net assets                                       $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ==================================================================================

NET ASSETS
Accumulation units                               $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ----------------------------------------------------------------------------------
Total net assets                                 $    3,823,209   $      137,806   $    7,949,017   $      516,661   $    2,493,678
                                                 ==================================================================================
Investments in shares of mutual funds, at cost   $    4,041,287   $      121,447   $    8,775,723   $      407,686   $    2,778,447
Shares of mutual fund owned                          288,326.50        20,059.04        63,022.41        21,554.50       159,953.71
Accumulation units outstanding                       429,375.54        10,326.20       953,617.29        40,095.51       269,742.98
Accumulation unit value                          $         8.90   $        13.35   $         8.34   $        12.89   $         9.24

                                                                     FRANKLIN
                                                                     SMALL CAP
                                                    FRANKLIN           VALUE
                                                   SMALL CAP        SECURITIES
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      191,408   $      171,743

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      191,408   $      171,743
                                                 ===============================

NET ASSETS
Accumulation units                               $      191,408   $      171,743
                                                 -------------------------------
Total net assets                                 $      191,408   $      171,743
                                                 ===============================
Investments in shares of mutual funds, at cost   $      159,415   $      142,308
Shares of mutual fund owned                           10,981.52        13,555.05
Accumulation units outstanding                        17,905.19        11,864.81
Accumulation unit value                          $        10.69   $        14.47

SEE ACCOMPANYING NOTES.

                                                                      MUTUAL          TEMPLETON
                                                 FRANKLIN U.S.        SHARES           GROWTH
                                                   GOVERNMENT       SECURITIES       SECURITIES
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      521,533   $      184,219   $      128,176

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $      521,533   $      184,219   $      128,176
                                                 ================================================

NET ASSETS
Accumulation units                               $      521,533   $      184,219   $      128,176
                                                 ------------------------------------------------
Total net assets                                 $      521,533   $      184,219   $      128,176
                                                 ================================================
Investments in shares of mutual funds, at cost   $      530,598   $      162,449   $      107,773
Shares of mutual fund owned                           39,872.58        12,371.96        11,454.53
Accumulation units outstanding                        47,673.11        16,239.57        10,965.81
Accumulation unit value                          $        10.94   $        11.34   $        11.69

                                                 FRANKLIN REAL       MID-CAP
                                                     ESTATE           VALUE        SMALL COMPANY
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $       80,182   $      324,833   $      130,750

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $       80,182   $      324,833   $      130,750
                                                 ================================================

NET ASSETS
Accumulation units                               $       80,182   $      324,833   $      130,750
                                                 ------------------------------------------------
Total net assets                                 $       80,182   $      324,833   $      130,750
                                                 ================================================
Investments in shares of mutual funds, at cost   $       75,317   $      265,457   $      110,684
Shares of mutual fund owned                            3,390.35        15,045.51         9,299.46
Accumulation units outstanding                         6,270.12        23,844.06        11,286.81
Accumulation unit value                          $        12.79   $        13.62   $        11.58

                                                      S&P
                                                   MIDCAP 400         NASDAQ
                                                     INDEX          100 INDEX
                                                   SUBACCOUNT       SUBACCOUNT
                                                 -------------------------------
ASSETS
Investments in shares of mutual funds, at market $      478,989   $      440,893

LIABILITIES                                                  --               --
                                                 -------------------------------
Net assets                                       $      478,989   $      440,893
                                                 ===============================

NET ASSETS
Accumulation units                               $      478,989   $      440,893
                                                 -------------------------------
Total net assets                                 $      478,989   $      440,893
                                                 ===============================
Investments in shares of mutual funds, at cost   $      402,396   $      360,174
Shares of mutual fund owned                            9,102.79        21,278.64
Accumulation units outstanding                        38,025.55        35,404.00
Accumulation unit value                          $        12.60   $        12.45

SEE ACCOMPANYING NOTES.

                                                  RUSSELL 2000
                                                   SMALL CAP          EQUITY          MID-CAP
                                                     INDEX            INCOME           GROWTH
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $      394,390   $      576,819   $    6,411,011

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $      394,390   $      576,819   $    6,411,011
                                                 ================================================

NET ASSETS
Accumulation units                               $      394,390   $      576,819   $    6,411,011
                                                 ------------------------------------------------
Total net assets                                 $      394,390   $      576,819   $    6,411,011
                                                 ================================================
Investments in shares of mutual funds, at cost   $      319,308   $      499,181   $    5,638,719
Shares of mutual fund owned                            7,248.49        28,569.54       322,161.34
Accumulation units outstanding                        30,758.01        51,980.76       488,505.12
Accumulation unit value                          $        12.82   $        11.10   $        13.12

                                                                     PERSONAL
                                                  NEW AMERICA        STRATEGY      INTERNATIONAL
                                                     GROWTH          BALANCED          STOCK
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market $    2,850,488   $    4,936,492   $    1,301,967

LIABILITIES                                                  --               --               --
                                                 ------------------------------------------------
Net assets                                       $    2,850,488   $    4,936,492   $    1,301,967
                                                 ================================================

NET ASSETS
Accumulation units                               $    2,850,488   $    4,936,492   $    1,301,967
                                                 ------------------------------------------------
Total net assets                                 $    2,850,488   $    4,936,492   $    1,301,967
                                                 ================================================
Investments in shares of mutual funds, at cost   $    3,204,408   $    4,578,147   $    1,485,637
Shares of mutual fund owned                          162,420.98       306,044.14       109,042.49
Accumulation units outstanding                       361,395.10       420,019.27       157,063.76
Accumulation unit value                          $         7.89   $        11.75   $         8.29

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                            STATEMENTS OF OPERATIONS

                  YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED

                                                                    ULTRA             VISTA
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $           --    $           --
Expenses:
  Mortality and expense risk                                            (1,121)             (654)
                                                                --------------------------------
Net investment income (loss)                                            (1,121)             (654)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (1,973)             (279)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (1,973)             (279)

Change in unrealized appreciation/depreciation of investments           31,536            27,082
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $       28,442    $       26,149
                                                                ================================

SEE ACCOMPANYING NOTES.

                                                                                    DEVELOPING        DISCIPLINED
                                                                 APPRECIATION        LEADERS            STOCK
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------------------------
Income:
  Dividends                                                     $        2,344    $           80    $          510
Expenses:
  Mortality and expense risk                                            (1,201)           (1,933)             (419)
                                                                --------------------------------------------------
Net investment income (loss)                                             1,143            (1,853)               91

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (2,388)           (1,200)           (1,052)
  Realized gain distributions                                               --                --                --
                                                                --------------------------------------------------
Total realized gain (loss) on investments                               (2,388)           (1,200)           (1,052)

Change in unrealized appreciation/depreciation of investments           28,523            65,398            11,343
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations           $       27,278    $       62,345    $       10,382
                                                                ==================================================

                                                                    DREYFUS
                                                                   GROWTH &        INTERNATIONAL
                                                                    INCOME            EQUITY
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $        1,027    $        1,907
Expenses:
  Mortality and expense risk                                            (1,045)             (301)
                                                                --------------------------------
Net investment income (loss)                                               (18)            1,606

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (3,464)             (736)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (3,464)             (736)

Change in unrealized appreciation/depreciation of investments           32,322            12,517
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $       28,840    $       13,387
                                                                ================================

                                                                   SOCIALLY
                                                                  RESPONSIBLE          BLUE
                                                                    GROWTH             CHIP
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $            2    $      517,298
Expenses:
  Mortality and expense risk                                              (388)         (305,630)
                                                                --------------------------------
Net investment income (loss)                                              (386)          211,668

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           (2,092)          431,990
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                               (2,092)          431,990

Change in unrealized appreciation/depreciation of investments           12,458         7,062,544
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $        9,980    $    7,706,202
                                                                ================================

SEE ACCOMPANYING NOTES.

                                                                  HIGH GRADE                             MONEY
                                                                     BOND            MANAGED            MARKET
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------------------------
Income:
  Dividends                                                     $      343,897    $      879,778    $        5,880
Expenses:
  Mortality and expense risk                                           (68,436)         (305,753)          (10,095)
                                                                --------------------------------------------------
Net investment income (loss)                                           275,461           574,025            (4,215)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           23,943           154,359                --
  Realized gain distributions                                           36,559                --                --
                                                                --------------------------------------------------
Total realized gain (loss) on investments                               60,502           154,359                --

Change in unrealized appreciation/depreciation of investments            1,483         6,135,406                --
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations           $      337,446    $    6,863,790    $       (4,215)
                                                                ==================================================

                                                                   STRATEGIC           VALUE
                                                                     YIELD            GROWTH
                                                                  SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
Income:
  Dividends                                                     $      694,334    $      399,606
Expenses:
  Mortality and expense risk                                           (88,131)         (254,460)
                                                                --------------------------------
Net investment income (loss)                                           606,203           145,146

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                          (75,099)         (292,044)
  Realized gain distributions                                               --                --
                                                                --------------------------------
Total realized gain (loss) on investments                              (75,099)         (292,044)

Change in unrealized appreciation/depreciation of investments          498,209         7,790,967
                                                                --------------------------------
Net increase (decrease) in net assets from operations           $    1,029,313    $    7,644,069
                                                                ================================

                                                                       CONTRAFUND          GROWTH
                                                                       SUBACCOUNT        SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $        26,548    $        22,176
Expenses:
   Mortality and expense risk                                               (54,367)           (79,897)
                                                                    ----------------------------------
Net investment income (loss)                                                (27,819)           (57,721)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (82,951)          (356,983)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                   (82,951)          (356,983)

Change in unrealized appreciation/depreciation of investments             1,643,945          2,925,851
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $     1,533,175    $     2,511,147
                                                                    ==================================

SEE ACCOMPANYING NOTES.

                                                                        FIDELITY
                                                                        GROWTH &
                                                                         INCOME          HIGH INCOME        INDEX 500
                                                                       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $        37,001    $         4,270    $        89,653
Expenses:
   Mortality and expense risk                                               (29,321)              (776)           (58,160)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                  7,680              3,494             31,493

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (78,740)               (33)          (102,819)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                   (78,740)               (33)          (102,819)

Change in unrealized appreciation/depreciation of investments               743,725             15,288          1,700,117
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $       672,665    $        18,749    $     1,628,791
                                                                    =====================================================

                                                                        MID-CAP            OVERSEAS
                                                                       SUBACCOUNT         SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $           710    $        14,453
Expenses:
   Mortality and expense risk                                                (3,005)           (16,862)
                                                                    ----------------------------------
Net investment income (loss)                                                 (2,295)            (2,409)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (327)          (108,579)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                      (327)          (108,579)

Change in unrealized appreciation/depreciation of investments               123,131            830,738
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $       120,509    $       719,750
                                                                    ==================================

                                                                                         FRANKLIN
                                                                                         SMALL CAP
                                                                       FRANKLIN            VALUE
                                                                       SMALL CAP         SECURITIES
                                                                       SUBACCOUNT        SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $            --    $           224
Expenses:
   Mortality and expense risk                                                (1,070)            (1,016)
                                                                    ----------------------------------
Net investment income (loss)                                                 (1,070)              (792)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                               (2,487)              (636)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                    (2,487)              (636)

Change in unrealized appreciation/depreciation of investments                42,864             36,746
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $        39,307    $        35,318
                                                                    ==================================

(1) Period from May 1, 2003 (date operations commenced) through December 31,
    2003.

SEE ACCOMPANYING NOTES.

                                                                      FRANKLIN              MUTUAL           TEMPLETON
                                                                        U.S.                SHARES             GROWTH
                                                                     GOVERNMENT           SECURITIES         SECURITIES
                                                                     SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $        23,248    $         1,298    $         1,278
Expenses:
   Mortality and expense risk                                                (3,785)            (1,185)              (728)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                 19,463                113                550

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (230)            (1,554)            (3,388)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                      (230)            (1,554)            (3,388)

Change in unrealized appreciation/depreciation of investments               (14,319)            32,148             28,645
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $         4,914    $        30,707    $        25,807
                                                                    =====================================================

                                                                       FRANKLIN            MID-CAP            SMALL
                                                                     REAL ESTATE           VALUE             COMPANY
                                                                     SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $            43    $           711    $            --
Expenses:
   Mortality and expense risk                                                  (154)            (1,969)              (742)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                   (111)            (1,258)              (742)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                  897              1,307               (788)
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                       897              1,307               (788)

Change in unrealized appreciation/depreciation of investments                 4,865             58,882             28,940
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $         5,651    $        58,931    $        27,410
                                                                    =====================================================

                                                                         S&P
                                                                      MIDCAP 400         NASDAQ 100
                                                                        INDEX              INDEX
                                                                      SUBACCOUNT         SUBACCOUNT
                                                                    ----------------------------------
Income:
   Dividends                                                        $         1,485    $            --
Expenses:
   Mortality and expense risk                                                (2,782)            (2,532)
                                                                    ----------------------------------
Net investment income (loss)                                                 (1,297)            (2,532)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                  (64)            (5,913)
   Realized gain distributions                                                   --                 --
                                                                    ----------------------------------
Total realized gain (loss) on investments                                       (64)            (5,913)

Change in unrealized appreciation/depreciation of investments                99,768            114,941
                                                                    ----------------------------------
Net increase (decrease) in net assets from operations               $        98,407    $       106,496
                                                                    ==================================

SEE ACCOMPANYING NOTES.

                                                                     RUSSELL 2000
                                                                       SMALL CAP            EQUITY            MID-CAP
                                                                        INDEX               INCOME            GROWTH
                                                                      SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $         1,321    $         7,209    $            --
Expenses:
   Mortality and expense risk                                                (2,215)            (3,627)           (46,419)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                   (894)             3,582            (46,419)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                                 (497)            (1,687)            21,820
   Realized gain distributions                                                   --                 --                 --
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                      (497)            (1,687)            21,820

Change in unrealized appreciation/depreciation of investments                97,826             97,515          1,694,401
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $        96,435    $        99,410    $     1,669,802
                                                                    =====================================================

                                                                         NEW               PERSONAL
                                                                       AMERICA             STRATEGY        INTERNATIONAL
                                                                       GROWTH              BALANCED           STOCK
                                                                      SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                                    -----------------------------------------------------
Income:
   Dividends                                                        $            --    $        93,481    $        13,976
Expenses:
   Mortality and expense risk                                               (20,520)           (37,088)            (9,130)
                                                                    -----------------------------------------------------
Net investment income (loss)                                                (20,520)            56,393              4,846

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                              (78,673)           (22,398)           (55,105)
   Realized gain distributions                                                   --              3,028              1,075
                                                                    -----------------------------------------------------
Total realized gain (loss) on investments                                   (78,673)           (19,370)           (54,030)

Change in unrealized appreciation/depreciation of investments               782,598            875,735            335,368
                                                                    -----------------------------------------------------
Net increase (decrease) in net assets from operations               $       683,405    $       912,758    $       286,184
                                                                    =====================================================

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ULTRA SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (1,121)   $       (296)
   Net realized gain (loss) on investments                                (1,973)           (437)
   Change in unrealized appreciation/depreciation of investments          31,536         (10,658)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     28,442         (11,391)

Contract transactions:
   Transfers of net premiums                                              63,465          51,208
   Transfers of surrenders and death benefits                             (2,942)           (248)
   Transfers of policy loans                                              (1,623)           (881)
   Transfers of cost of insurance and other charges                      (18,887)        (12,399)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       37,544          39,195
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          77,557          76,875
                                                                    ----------------------------
Total increase (decrease) in net assets                                  105,999          65,484
Net assets at beginning of period                                         80,324          14,840
                                                                    ----------------------------

Net assets at end of period                                         $    186,323    $     80,324
                                                                    ============================

SEE ACCOMPANYING NOTES.

                                                                          VISTA SUBACCOUNT            APPRECIATION SUBACCOUNT
                                                                    ------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                        2003            2002            2003            2002
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       (654)   $       (337)   $      1,143    $        606
   Net realized gain (loss) on investments                                  (279)           (230)         (2,388)           (749)
   Change in unrealized appreciation/depreciation of investments          27,082          (8,817)         28,523         (14,225)
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from operations                     26,149          (9,384)         27,278         (14,368)

Contract transactions:
   Transfers of net premiums                                              36,530          32,354          43,064          42,792
   Transfers of surrenders and death benefits                             (6,889)            (83)         (1,042)           (296)
   Transfers of policy loans                                                (567)              -          (4,655)           (857)
   Transfers of cost of insurance and other charges                      (12,776)         (9,609)        (15,936)        (10,280)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       16,686          17,620          35,588          59,962
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions          32,984          40,282          57,019          91,321
                                                                    ------------------------------------------------------------
Total increase (decrease) in net assets                                   59,133          30,898          84,297          76,593
Net assets at beginning of period                                         50,333          19,435         102,408          25,455
                                                                    ------------------------------------------------------------

Net assets at end of period                                         $    109,466    $     50,333    $    186,705    $    102,408
                                                                    ============================================================

                                                                         DEVELOPING LEADERS
                                                                             SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (1,853)   $       (688)
   Net realized gain (loss) on investments                                (1,200)         (2,008)
   Change in unrealized appreciation/depreciation of investments          65,398         (17,618)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     62,345         (20,314)

Contract transactions:
   Transfers of net premiums                                             118,484          88,158
   Transfers of surrenders and death benefits                             (4,107)         (6,346)
   Transfers of policy loans                                              (7,190)           (257)
   Transfers of cost of insurance and other charges                      (37,884)        (19,956)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       45,915          91,488
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions         115,218         153,087
                                                                    ----------------------------
Total increase (decrease) in net assets                                  177,563         132,773
Net assets at beginning of period                                        145,096          12,323
                                                                    ----------------------------

Net assets at end of period                                         $    322,659    $    145,096
                                                                    ============================

                                                                          DISCIPLINED STOCK
                                                                             SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $         91    $         66
   Net realized gain (loss) on investments                                (1,052)           (574)
   Change in unrealized appreciation/depreciation of investments          11,343          (3,422)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                     10,382          (3,930)

Contract transactions:
   Transfers of net premiums                                              27,831          12,756
   Transfers of surrenders and death benefits                             (1,256)            (10)
   Transfers of policy loans                                                (939)            (94)
   Transfers of cost of insurance and other charges                       (8,677)         (4,824)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       17,690          17,538
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          34,649          25,366
                                                                    ----------------------------
Total increase (decrease) in net assets                                   45,031          21,436
Net assets at beginning of period                                         27,793           6,357
                                                                    ----------------------------

Net assets at end of period                                         $     72,824    $     27,793
                                                                    ============================

SEE ACCOMPANYING NOTES.

                                                                      DREYFUS GROWTH & INCOME           INTERNATIONAL EQUITY
                                                                            SUBACCOUNT                      SUBACCOUNT
                                                                    ------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                        2003            2002            2003            2002
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $        (18)   $        (52)   $      1,606    $        507
   Net realized gain (loss) on investments                                (3,464)         (1,188)           (736)           (388)
   Change in unrealized appreciation/depreciation of investments          32,322         (13,053)         12,517          (2,789)
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from operations                     28,840         (14,293)         13,387          (2,670)

Contract transactions:
   Transfers of net premiums                                              63,192          69,217          26,674          13,374
   Transfers of surrenders and death benefits                             (7,640)         (1,102)         (2,208)           (180)
   Transfers of policy loans                                              (3,914)         (1,670)           (787)         (1,275)
   Transfers of cost of insurance and other charges                      (22,048)        (17,231)         (8,029)         (5,268)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       15,064          38,987           4,838          14,378
                                                                    ------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions          44,654          88,201          20,488          21,029
                                                                    ------------------------------------------------------------
Total increase (decrease) in net assets                                   73,494          73,908          33,875          18,359
Net assets at beginning of period                                         85,716          11,808          21,593           3,234
                                                                    ------------------------------------------------------------

Net assets at end of period                                         $    159,210    $     85,716    $     55,468    $     21,593
                                                                    ============================================================

                                                                        SOCIALLY RESPONSIBLE
                                                                          GROWTH SUBACCOUNT
                                                                    ----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                    ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       (386)   $       (201)
   Net realized gain (loss) on investments                                (2,092)         (1,184)
   Change in unrealized appreciation/depreciation of investments          12,458          (6,593)
                                                                    ----------------------------
Net increase (decrease) in net assets from operations                      9,980          (7,978)

Contract transactions:
   Transfers of net premiums                                              21,568          14,792
   Transfers of surrenders and death benefits                               (840)           (524)
   Transfers of policy loans                                                (115)           (377)
   Transfers of cost of insurance and other charges                       (7,354)         (6,563)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        4,747          24,756
                                                                    ----------------------------
Net increase (decrease) in net assets from contract transactions          18,006          32,084
                                                                    ----------------------------
Total increase (decrease) in net assets                                   27,986          24,106
Net assets at beginning of period                                         34,954          10,848
                                                                    ----------------------------

Net assets at end of period                                         $     62,940    $     34,954
                                                                    ============================

                                                                       BLUE CHIP SUBACCOUNT
                                                                   -----------------------------
                                                                      YEAR ENDED DECEMBER 31
                                                                        2003            2002
                                                                   -----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $     211,668   $     235,204
   Net realized gain (loss) on investments                               431,990         452,000
   Change in unrealized appreciation/depreciation of investments       7,062,544      (8,061,435)
                                                                   -----------------------------
Net increase (decrease) in net assets from operations                  7,706,202      (7,374,231)

Contract transactions:
   Transfers of net premiums                                           6,825,397       7,408,324
   Transfers of surrenders and death benefits                         (1,473,539)     (1,045,870)
   Transfers of policy loans                                            (466,823)       (529,314)
   Transfers of cost of insurance and other charges                   (3,415,378)     (3,529,195)
   Transfers between subaccounts, including Declared Interest
     Option account                                                     (399,745)       (570,783)
                                                                   -----------------------------
Net increase (decrease) in net assets from contract transactions       1,069,912       1,733,162
                                                                   -----------------------------
Total increase (decrease) in net assets                                8,776,114      (5,641,069)
Net assets at beginning of period                                     30,776,847      36,417,916
                                                                   -----------------------------

Net assets at end of period                                        $  39,552,961   $  30,776,847
                                                                   =============================

SEE ACCOMPANYING NOTES.

                                                                    HIGH GRADE BOND SUBACCOUNT          MANAGED SUBACCOUNT
                                                                   -------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                       2003            2002            2003            2002
                                                                   -------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $     275,461   $     273,551   $     574,025   $     803,729
   Net realized gain (loss) on investments                                60,502          18,835         154,359          64,693
   Change in unrealized appreciation/depreciation of investments           1,483         193,201       6,135,406      (1,764,625)
                                                                   -------------------------------------------------------------
Net increase (decrease) in net assets from operations                    337,446         485,587       6,863,790        (896,203)

Contract transactions:
   Transfers of net premiums                                           1,155,394       1,111,867       4,232,749       4,459,230
   Transfers of surrenders and death benefits                           (281,765)       (242,661)     (1,272,277)       (987,144)
   Transfers of policy loans                                             (90,772)        (50,383)       (314,531)       (408,653)
   Transfers of cost of insurance and other charges                     (707,590)       (655,018)     (3,008,532)     (3,026,001)
   Transfers between subaccounts, including Declared Interest
     Option account                                                      191,369         288,441         (32,835)         42,448
                                                                   -------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions         266,636         452,246        (395,426)         79,880
                                                                   -------------------------------------------------------------
Total increase (decrease) in net assets                                  604,082         937,833       6,468,364        (816,323)
Net assets at beginning of period                                      7,263,483       6,325,650      32,012,312      32,828,635
                                                                   -------------------------------------------------------------

Net assets at end of period                                        $   7,867,565   $   7,263,483   $  38,480,676   $  32,012,312
                                                                   =============================================================

                                                                      MONEY MARKET SUBACCOUNT
                                                                   -----------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                       2003            2002
                                                                   -----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                    $      (4,215)  $       3,258
   Net realized gain (loss) on investments                                    --              --
   Change in unrealized appreciation/depreciation of investments              --              --
                                                                   -----------------------------
Net increase (decrease) in net assets from operations                     (4,215)          3,258

Contract transactions:
   Transfers of net premiums                                             376,491         459,317
   Transfers of surrenders and death benefits                            (66,337)        (27,025)
   Transfers of policy loans                                             (18,230)        (69,207)
   Transfers of cost of insurance and other charges                     (145,374)       (174,055)
   Transfers between subaccounts, including Declared Interest
     Option account                                                     (195,195)        (90,450)
                                                                   -----------------------------
Net increase (decrease) in net assets from contract transactions         (48,645)         98,580
                                                                   -----------------------------
Total increase (decrease) in net assets                                  (52,860)        101,838
Net assets at beginning of period                                      1,220,047       1,118,209
                                                                   -----------------------------

Net assets at end of period                                        $   1,167,187   $   1,220,047
                                                                   =============================

                                                                                   STRATEGIC YIELD SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       606,203    $       561,392
   Net realized gain (loss) on investments                                             (75,099)           (61,503)
   Change in unrealized appreciation/depreciation of investments                       498,209            (93,965)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,029,313            405,924

Contract transactions:
   Transfers of net premiums                                                         1,327,128          1,409,109
   Transfers of surrenders and death benefits                                         (310,330)          (295,203)
   Transfers of policy loans                                                           (98,237)          (114,106)
   Transfers of cost of insurance and other charges                                   (900,345)          (881,119)
   Transfers between subaccounts, including Declared Interest Option account           (59,307)            33,606
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       (41,091)           152,287
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                988,222            558,211
Net assets at beginning of period                                                    9,422,323          8,864,112
                                                                               ----------------------------------

Net assets at end of period                                                    $    10,410,545    $     9,422,323
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                    VALUE GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       145,146    $       267,967
   Net realized gain (loss) on investments                                            (292,044)          (276,741)
   Change in unrealized appreciation/depreciation of investments                     7,790,967         (3,233,400)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                7,644,069         (3,242,174)

Contract transactions:
   Transfers of net premiums                                                         4,284,752          4,586,553
   Transfers of surrenders and death benefits                                         (991,057)          (837,216)
   Transfers of policy loans                                                          (313,395)          (339,773)
   Transfers of cost of insurance and other charges                                 (2,660,278)        (2,677,745)
   Transfers between subaccounts, including Declared Interest Option account          (256,378)          (165,232)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        63,644            566,587
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              7,707,713          2,675,587
Net assets at beginning of period                                                   25,810,601         28,486,188
                                                                               ----------------------------------

Net assets at end of period                                                    $    33,518,314    $    25,810,601
                                                                               ==================================

                                                                                      CONTRAFUND SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (27,819)   $        (5,062)
   Net realized gain (loss) on investments                                             (82,951)           (81,446)
   Change in unrealized appreciation/depreciation of investments                     1,643,945           (486,117)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,533,175           (573,165)

Contract transactions:
   Transfers of net premiums                                                         1,595,910          1,749,504
   Transfers of surrenders and death benefits                                         (225,861)          (214,329)
   Transfers of policy loans                                                          (126,807)          (111,092)
   Transfers of cost of insurance and other charges                                   (719,396)          (738,363)
   Transfers between subaccounts, including Declared Interest Option account             1,237            (69,125)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       525,083            616,595
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,058,258             43,430
Net assets at beginning of period                                                    5,281,317          5,237,887
                                                                               ----------------------------------

Net assets at end of period                                                    $     7,339,575    $     5,281,317
                                                                               ==================================

                                                                                      GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (57,721)   $       (51,980)
   Net realized gain (loss) on investments                                            (356,983)          (188,703)
   Change in unrealized appreciation/depreciation of investments                     2,925,851         (2,659,269)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                2,511,147         (2,899,952)

Contract transactions:
   Transfers of net premiums                                                         2,848,518          3,157,659
   Transfers of surrenders and death benefits                                         (349,213)          (279,518)
   Transfers of policy loans                                                          (151,048)          (121,386)
   Transfers of cost of insurance and other charges                                 (1,105,433)        (1,140,925)
   Transfers between subaccounts, including Declared Interest Option account           (57,457)           (67,039)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                     1,185,367          1,548,791
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              3,696,514         (1,351,161)
Net assets at beginning of period                                                    7,334,666          8,685,827
                                                                               ----------------------------------

Net assets at end of period                                                    $    11,031,180    $     7,334,666
                                                                               ==================================

                                                                                    FIDELITY GROWTH & INCOME
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         7,680    $        11,620
   Net realized gain (loss) on investments                                             (78,740)           (57,148)
   Change in unrealized appreciation/depreciation of investments                       743,725           (503,141)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  672,665           (548,669)

Contract transactions:
   Transfers of net premiums                                                           894,639            920,920
   Transfers of surrenders and death benefits                                         (164,678)          (124,730)
   Transfers of policy loans                                                           (50,201)           (51,276)
   Transfers of cost of insurance and other charges                                   (395,533)          (401,369)
   Transfers between subaccounts, including Declared Interest Option account            21,240             30,237
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       305,467            373,782
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                978,132           (174,887)
Net assets at beginning of period                                                    2,845,077          3,019,964
                                                                               ----------------------------------

Net assets at end of period                                                    $     3,823,209    $     2,845,077
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                     HIGH INCOME SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         3,494    $         1,377
   Net realized gain (loss) on investments                                                 (33)              (536)
   Change in unrealized appreciation/depreciation of investments                        15,288              1,014
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   18,749              1,855

Contract transactions:
   Transfers of net premiums                                                            70,685             28,861
   Transfers of surrenders and death benefits                                           (3,585)            (1,081)
   Transfers of policy loans                                                            (3,921)              (600)
   Transfers of cost of insurance and other charges                                    (20,888)           (10,178)
   Transfers between subaccounts, including Declared Interest Option account            28,625             23,206
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        70,916             40,208
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 89,665             42,063
Net assets at beginning of period                                                       48,141              6,078
                                                                               ----------------------------------

Net assets at end of period                                                    $       137,806    $        48,141
                                                                               ==================================

                                                                                      INDEX 500 SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        31,493    $        19,991
   Net realized gain (loss) on investments                                            (102,819)           (77,430)
   Change in unrealized appreciation/depreciation of investments                     1,700,117         (1,443,417)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,628,791         (1,500,856)

Contract transactions:
   Transfers of net premiums                                                         1,926,711          2,033,502
   Transfers of surrenders and death benefits                                         (246,764)          (313,906)
   Transfers of policy loans                                                          (101,491)          (101,118)
   Transfers of cost of insurance and other charges                                   (800,592)          (811,328)
   Transfers between subaccounts, including Declared Interest Option account            15,552             99,831
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       793,416            906,981
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,422,207           (593,875)
Net assets at beginning of period                                                    5,526,810          6,120,685
                                                                               ----------------------------------

Net assets at end of period                                                    $     7,949,017    $     5,526,810
                                                                               ==================================

                                                                                       MID-CAP SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,295)   $          (812)
   Net realized gain (loss) on investments                                                (327)               (82)
   Change in unrealized appreciation/depreciation of investments                       123,131            (15,004)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  120,509            (15,898)

Contract transactions:
   Transfers of net premiums                                                           189,531            122,414
   Transfers of surrenders and death benefits                                           (8,559)            (1,620)
   Transfers of policy loans                                                            (6,899)            (2,205)
   Transfers of cost of insurance and other charges                                    (58,832)           (38,893)
   Transfers between subaccounts, including Declared Interest Option account            54,691            137,842
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       169,932            217,538
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                290,441            201,640
Net assets at beginning of period                                                      226,220             24,580
                                                                               ----------------------------------

Net assets at end of period                                                    $       516,661    $       226,220
                                                                               ==================================

                                                                                      OVERSEAS SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,409)   $        (2,478)
   Net realized gain (loss) on investments                                            (108,579)          (117,386)
   Change in unrealized appreciation/depreciation of investments                       830,738           (269,574)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  719,750           (389,438)

Contract transactions:
   Transfers of net premiums                                                           545,524            622,903
   Transfers of surrenders and death benefits                                          (58,836)           (70,685)
   Transfers of policy loans                                                           (38,981)           (27,230)
   Transfers of cost of insurance and other charges                                   (215,784)          (223,500)
   Transfers between subaccounts, including Declared Interest Option account           (20,329)           (42,031)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       211,594            259,457
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                931,344           (129,981)
Net assets at beginning of period                                                    1,562,334          1,692,315
                                                                               ----------------------------------

Net assets at end of period                                                    $     2,493,678    $     1,562,334
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                  FRANKLIN SMALL CAP SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,070)   $          (333)
   Net realized gain (loss) on investments                                              (2,487)            (2,072)
   Change in unrealized appreciation/depreciation of investments                        42,864            (11,932)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   39,307            (14,337)

Contract transactions:
   Transfers of net premiums                                                            76,521             46,288
   Transfers of surrenders and death benefits                                           (6,314)            (4,930)
   Transfers of policy loans                                                            (2,333)              (257)
   Transfers of cost of insurance and other charges                                    (21,846)           (14,740)
   Transfers between subaccounts, including Declared Interest Option account            26,322             46,326
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        72,350             72,687
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                111,657             58,350
Net assets at beginning of period                                                       79,751             21,401
                                                                               ----------------------------------

Net assets at end of period                                                    $       191,408    $        79,751
                                                                               ==================================
                                                                                    FRANKLIN SMALL CAP VALUE
                                                                                      SECURITIES SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (792)   $          (285)
   Net realized gain (loss) on investments                                                (636)             1,450
   Change in unrealized appreciation/depreciation of investments                        36,746             (7,755)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   35,318             (6,590)

Contract transactions:
   Transfers of net premiums                                                            59,670             43,616
   Transfers of surrenders and death benefits                                           (4,047)            (4,361)
   Transfers of policy loans                                                              (685)              (517)
   Transfers of cost of insurance and other charges                                    (22,038)           (14,285)
   Transfers between subaccounts, including Declared Interest Option account            18,733             59,140
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        51,633             83,593
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 86,951             77,003
Net assets at beginning of period                                                       84,792              7,789
                                                                               ----------------------------------

Net assets at end of period                                                    $       171,743    $        84,792
                                                                               ==================================

                                                                                    FRANKLIN U.S. GOVERNMENT
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        19,463    $         5,196
   Net realized gain (loss) on investments                                                (230)              (121)
   Change in unrealized appreciation/depreciation of investments                       (14,319)             5,397
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                    4,914             10,472

Contract transactions:
   Transfers of net premiums                                                           158,376             72,224
   Transfers of surrenders and death benefits                                           (9,281)            (4,324)
   Transfers of policy loans                                                            (2,333)                --
   Transfers of cost of insurance and other charges                                    (56,909)           (24,852)
   Transfers between subaccounts, including Declared Interest Option account           185,785            157,935
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       275,638            200,983
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                280,552            211,455
Net assets at beginning of period                                                      240,981             29,526
                                                                               ----------------------------------

Net assets at end of period                                                    $       521,533    $       240,981
                                                                               ==================================

                                                                                    MUTUAL SHARES SECURITIES
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $           113    $           (70)
   Net realized gain (loss) on investments                                              (1,554)             1,092
   Change in unrealized appreciation/depreciation of investments                        32,148            (10,723)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   30,707             (9,721)

Contract transactions:
   Transfers of net premiums                                                            58,829             49,806
   Transfers of surrenders and death benefits                                           (5,880)               (40)
   Transfers of policy loans                                                            (3,777)            (2,550)
   Transfers of cost of insurance and other charges                                    (20,388)           (14,457)
   Transfers between subaccounts, including Declared Interest Option account            25,775             62,582
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        54,559             95,341
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 85,266             85,620
Net assets at beginning of period                                                       98,953             13,333
                                                                               ----------------------------------

Net assets at end of period                                                    $       184,219    $        98,953
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                  TEMPLETON GROWTH SECURITIES
                                                                                           SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $           550    $           443
   Net realized gain (loss) on investments                                              (3,388)               201
   Change in unrealized appreciation/depreciation of investments                        28,645             (8,520)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   25,807             (7,876)

Contract transactions:
   Transfers of net premiums                                                            51,075             27,104
   Transfers of surrenders and death benefits                                           (2,058)            (3,556)
   Transfers of policy loans                                                            (1,575)              (198)
   Transfers of cost of insurance and other charges                                    (14,802)            (8,166)
   Transfers between subaccounts, including Declared Interest Option account            21,336             31,204
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        53,976             46,388
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 79,783             38,512
Net assets at beginning of period                                                       48,393              9,881
                                                                               ----------------------------------

Net assets at end of period                                                    $       128,176    $        48,393
                                                                               ==================================

                                                                               FRANKLIN REAL ESTATE
                                                                               --------------------
                                                                                   PERIOD FROM
                                                                                   MAY 1, 2003
                                                                                (DATE OPERATIONS
                                                                                    COMMENCED)
                                                                                     THROUGH
                                                                                   DECEMBER 31,
                                                                                       2003
                                                                               --------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $               (111)
   Net realized gain (loss) on investments                                                      897
   Change in unrealized appreciation/depreciation of investments                              4,865
                                                                               --------------------
Net increase (decrease) in net assets from operations                                         5,651

Contract transactions:
   Transfers of net premiums                                                                 29,433
   Transfers of surrenders and death benefits                                                    --
   Transfers of policy loans                                                                    (42)
   Transfers of cost of insurance and other charges                                          (2,861)
   Transfers between subaccounts, including Declared Interest Option account                 48,001
                                                                               --------------------
Net increase (decrease) in net assets from contract transactions                             74,531
                                                                               --------------------
Total increase (decrease) in net assets                                                      80,182
Net assets at beginning of period                                                                --
                                                                               --------------------

Net assets at end of period                                                    $             80,182
                                                                               ====================

                                                                                    MID-CAP VALUE SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,258)   $          (816)
   Net realized gain (loss) on investments                                               1,307              1,272
   Change in unrealized appreciation/depreciation of investments                        58,882               (692)
                                                                               ---------------    ---------------
Net increase (decrease) in net assets from operations                                   58,931               (236)

Contract transactions:
   Transfers of net premiums                                                            88,343             78,461
   Transfers of surrenders and death benefits                                           (2,975)              (192)
   Transfers of policy loans                                                            (2,577)            (1,575)
   Transfers of cost of insurance and other charges                                    (32,378)           (24,820)
   Transfers between subaccounts, including Declared Interest Option account            62,858             77,714
                                                                               ---------------    ---------------
Net increase (decrease) in net assets from contract transactions                       113,271            129,588
                                                                               ---------------    ---------------
Total increase (decrease) in net assets                                                172,202            129,352
Net assets at beginning of period                                                      152,631             23,279
                                                                               ---------------    ---------------

Net assets at end of period                                                    $       324,833    $       152,631
                                                                               ===============    ===============

                                                                                   SMALL COMPANY SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (742)   $          (251)
   Net realized gain (loss) on investments                                                (788)              (280)
   Change in unrealized appreciation/depreciation of investments                        28,940             (9,502)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   27,410            (10,033)

Contract transactions:
   Transfers of net premiums                                                            48,794             39,054
   Transfers of surrenders and death benefits                                           (1,537)            (1,022)
   Transfers of policy loans                                                              (665)               (69)
   Transfers of cost of insurance and other charges                                    (15,295)           (11,423)
   Transfers between subaccounts, including Declared Interest Option account            16,981             29,982
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                        48,278             56,522
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                 75,688             46,489
Net assets at beginning of period                                                       55,062              8,573
                                                                               ----------------------------------

Net assets at end of period                                                    $       130,750    $        55,062
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                        S&P MID-CAP 400
                                                                                        INDEX SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (1,297)   $          (684)
   Net realized gain (loss) on investments                                                 (64)                29
   Change in unrealized appreciation/depreciation of investments                        99,768            (23,912)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   98,407            (24,567)

Contract transactions:
   Transfers of net premiums                                                           187,551            115,594
   Transfers of surrenders and death benefits                                          (21,500)              (724)
   Transfers of policy loans                                                            (5,276)            (1,858)
   Transfers of cost of insurance and other charges                                    (56,831)           (35,103)
   Transfers between subaccounts, including Declared Interest Option account            73,078            132,897
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       177,022            210,806
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                275,429            186,239
Net assets at beginning of period                                                      203,560             17,321
                                                                               ----------------------------------

Net assets at end of period                                                    $       478,989    $       203,560
                                                                               ==================================

                                                                                  NASDAQ 100 INDEX SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        (2,532)   $          (948)
   Net realized gain (loss) on investments                                              (5,913)            (3,284)
   Change in unrealized appreciation/depreciation of investments                       114,941            (34,722)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  106,496            (38,954)

Contract transactions:
   Transfers of net premiums                                                           159,077            105,159
   Transfers of surrenders and death benefits                                          (12,267)            (1,179)
   Transfers of policy loans                                                            (6,301)            (4,012)
   Transfers of cost of insurance and other charges                                    (58,839)           (36,703)
   Transfers between subaccounts, including Declared Interest Option account            81,936            111,954
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       163,606            175,219
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                270,102            136,265
Net assets at beginning of period                                                      170,791             34,526
                                                                               ----------------------------------

Net assets at end of period                                                    $       440,893    $       170,791
                                                                               ==================================

                                                                                  RUSSELL 2000 SMALL CAP INDEX
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $          (894)   $          (800)
   Net realized gain (loss) on investments                                                (497)               470
   Change in unrealized appreciation/depreciation of investments                        97,826            (24,999)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   96,435            (25,329)

Contract transactions:
   Transfers of net premiums                                                           131,021             76,044
   Transfers of surrenders and death benefits                                           (8,541)            (1,262)
   Transfers of policy loans                                                            (2,909)            (2,706)
   Transfers of cost of insurance and other charges                                    (39,378)           (22,948)
   Transfers between subaccounts, including Declared Interest Option account            59,119            112,252
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       139,312            161,380
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                235,747            136,051
Net assets at beginning of period                                                      158,643             22,592
                                                                               ----------------------------------

Net assets at end of period                                                    $       394,390    $       158,643
                                                                               ==================================

                                                                                    EQUITY INCOME SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         3,582    $         2,173
   Net realized gain (loss) on investments                                              (1,687)           (11,188)
   Change in unrealized appreciation/depreciation of investments                        97,515            (20,330)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                   99,410            (29,345)

Contract transactions:
   Transfers of net premiums                                                           153,031            127,135
   Transfers of surrenders and death benefits                                          (11,679)            (5,455)
   Transfers of policy loans                                                            (7,961)            (1,228)
   Transfers of cost of insurance and other charges                                    (57,988)           (38,015)
   Transfers between subaccounts, including Declared Interest Option account            97,247            187,110
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       172,650            269,547
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                272,060            240,202
Net assets at beginning of period                                                      304,759             64,557
                                                                               ----------------------------------

Net assets at end of period                                                    $       576,819    $       304,759
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                                                                                   MID CAP GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (46,419)   $       (40,329)
   Net realized gain (loss) on investments                                              21,820              5,082
   Change in unrealized appreciation/depreciation of investments                     1,694,401         (1,084,318)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                1,669,802         (1,119,565)

Contract transactions:
   Transfers of net premiums                                                         1,269,554          1,393,602
   Transfers of surrenders and death benefits                                         (139,222)          (150,045)
   Transfers of policy loans                                                           (99,698)           (69,744)
   Transfers of cost of insurance and other charges                                   (597,195)          (609,513)
   Transfers between subaccounts, including Declared Interest Option account            18,175              4,097
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       451,614            568,397
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              2,121,416           (551,168)
Net assets at beginning of period                                                    4,289,595          4,840,763
                                                                               ----------------------------------

Net assets at end of period                                                    $     6,411,011    $     4,289,595
                                                                               ==================================

                                                                                 NEW AMERICA GROWTH SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $       (20,520)   $       (17,082)
   Net realized gain (loss) on investments                                             (78,673)           (66,554)
   Change in unrealized appreciation/depreciation of investments                       782,598           (579,212)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  683,405           (662,848)

Contract transactions:
   Transfers of net premiums                                                           712,114            769,498
   Transfers of surrenders and death benefits                                         (100,221)           (89,780)
   Transfers of policy loans                                                           (33,176)           (53,362)
   Transfers of cost of insurance and other charges                                   (276,344)          (270,981)
   Transfers between subaccounts, including Declared Interest Option account             7,895             34,740
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       310,268            390,115
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                993,673           (272,733)
Net assets at beginning of period                                                    1,856,815          2,129,548
                                                                               ----------------------------------
Net assets at end of period                                                    $     2,850,488    $     1,856,815
                                                                               ==================================

                                                                                       PERSONAL STRATEGY
                                                                                      BALANCED SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $        56,393    $        59,992
   Net realized gain (loss) on investments                                             (19,370)           (40,881)
   Change in unrealized appreciation/depreciation of investments                       875,735           (327,477)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  912,758           (308,366)

Contract transactions:
   Transfers of net premiums                                                         1,065,703          1,086,040
   Transfers of surrenders and death benefits                                         (128,312)          (181,296)
   Transfers of policy loans                                                           (60,965)           (32,669)
   Transfers of cost of insurance and other charges                                   (473,865)          (461,173)
   Transfers between subaccounts, including Declared Interest Option account            15,176            193,315
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       417,737            604,217
                                                                               ----------------------------------
Total increase (decrease) in net assets                                              1,330,495            295,851
Net assets at beginning of period                                                    3,605,997          3,310,146
                                                                               ----------------------------------

Net assets at end of period                                                    $     4,936,492    $     3,605,997
                                                                               ==================================

                                                                                 INTERNATIONAL STOCK SUBACCOUNT
                                                                               ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                                    2003               2002
                                                                               ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                                $         4,846    $         1,255
   Net realized gain (loss) on investments                                             (54,030)           (39,825)
   Change in unrealized appreciation/depreciation of investments                       335,368           (155,981)
                                                                               ----------------------------------
Net increase (decrease) in net assets from operations                                  286,184           (194,551)

Contract transactions:
   Transfers of net premiums                                                           306,330            365,379
   Transfers of surrenders and death benefits                                          (30,698)           (36,443)
   Transfers of policy loans                                                           (15,796)           (19,940)
   Transfers of cost of insurance and other charges                                   (119,595)          (124,755)
   Transfers between subaccounts, including Declared Interest Option account           (13,691)           (22,873)
                                                                               ----------------------------------
Net increase (decrease) in net assets from contract transactions                       126,550            161,368
                                                                               ----------------------------------
Total increase (decrease) in net assets                                                412,734            (33,183)
Net assets at beginning of period                                                      889,233            922,416
                                                                               ----------------------------------
Net assets at end of period                                                    $     1,301,967    $       889,233
                                                                               ==================================

SEE ACCOMPANYING NOTES.

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable universal life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in thirty-seven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                               INVESTS EXCLUSIVELY IN SHARES OF
-------------------------------------------------------------------------------------------------
                                         American Century Variable Portfolios, Inc.:
Ultra                                       VP Ultra(R) Fund
Vista                                       VP Vista(SM) Fund
                                         Dreyfus Variable Investment Fund:
Appreciation                                Appreciation Portfolio
Developing Leaders (2)                      Developing Leaders Portfolio
Disciplined Stock                           Disciplined Stock Portfolio
Dreyfus Growth & Income                     Growth and Income Portfolio
International Equity                        International Equity Portfolio
Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund, Inc.
                                         EquiTrust Variable Insurance Series Fund:
Blue Chip                                   Blue Chip Portfolio
High Grade Bond                             High Grade Bond Portfolio
Managed                                     Managed Portfolio
Money Market                                Money Market Portfolio
Strategic Yield                             Strategic Yield Portfolio
Value Growth                                Value Growth Portfolio
                                         Fidelity Variable Insurance Products Fund:
Contrafund                                  Contrafund(R) Portfolio
Growth                                      Growth Portfolio
Fidelity Growth & Income                    Growth & Income Portfolio
High Income                                 High Income Portfolio
Index 500                                   Index 500 Portfolio
Mid-Cap                                     Mid Cap Portfolio
Overseas                                    Overseas Portfolio
                                         Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap                          Franklin Small Cap Fund
Franklin Small Cap Value Securities         Franklin Small Cap Value Securities Fund
Franklin U.S. Government                    Franklin U.S. Government Fund
Mutual Shares Securities                    Mutual Shares Securities Fund
Templeton Growth Securities                 Templeton Growth Securities Fund
Franklin Real Estate (1)                    Franklin Real Estate Fund
                                         J.P. Morgan Series Trust II:
Mid-Cap Value                               J.P. Morgan Mid Cap Value Portfolio
Small Company                               J.P. Morgan Small Company Portfolio

SUBACCOUNT                               INVESTS EXCLUSIVELY IN SHARES OF
-------------------------------------------------------------------------------------------------
                                         Summit Mutual Funds, Inc.-- Pinnacle Series:
S&P MidCap 400 Index                        S&P MidCap 400 Index Portfolio
NASDAQ 100 Index                            NASDAQ -- 100 Index Portfolio
Russell 2000 Small Cap Index                Russell 2000 Small Cap Index Portfolio
                                         T. Rowe Price Equity Series Inc.:
Equity Income                               Equity Income Portfolio
Mid-Cap Growth                              Mid-Cap Growth Portfolio
New America Growth                          New America Growth Portfolio
Personal Strategy Balanced                  Personal Strategy Balanced Portfolio
                                         T. Rowe Price International Series, Inc.:
International Stock                         International Stock Portfolio

(1)  Commenced operations on May 1, 2003.
(2)  Formerly Dreyfus Small Cap.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

PREMIUM EXPENSE CHARGE: Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Nonparticipating flexible premium variable life policy and flexible premium last survivor variable universal life policy premiums are reduced by a 7% charge up to the target premium and 2% of each premium in excess of target.

COST OF INSURANCE AND POLICY CHARGES: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $5 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies are charged $.05 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. An additional first-year monthly policy expense charge of $5 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, are imposed on amounts surrendered based on age underwriting class and policy year. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%, High Grade Bond Portfolio - 0.30%, Managed Portfolio - 0.45%, Money Market Portfolio - 0.25%, Strategic Yield Portfolio - 0.45%, and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2003:

                                                         COST OF          PROCEEDS
SUBACCOUNT                                              PURCHASES        FROM SALES
--------------------------------------------------------------------------------------
Ultra                                                $        91,597   $        15,161
Vista                                                         44,743            12,413
Appreciation                                                  70,956            12,794
Developing Leaders                                           124,703            11,338
Disciplined Stock                                             41,380             6,640
Dreyfus Growth & Income                                       62,184            17,548
International Equity                                          30,423             8,329
Socially Responsible Growth                                   23,076             5,456
Blue Chip                                                  2,668,001         1,386,421
High Grade Bond                                            1,087,919           509,263
Managed                                                    1,971,055         1,792,456
Money Market                                                 314,321           367,181
Strategic Yield                                            1,131,210           566,098
Value Growth                                               1,481,143         1,272,353
Contrafund                                                   796,035           298,771
Growth                                                     1,530,056           402,410
Fidelity Growth & Income                                     508,562           195,415
High Income                                                   82,802             8,392
Index 500                                                  1,074,776           249,867
Mid-Cap                                                      184,455            16,818
Overseas                                                     306,131            96,946
Franklin Small Cap                                            80,220             8,940
Franklin Small Cap Value Securities                           65,090            14,249
Franklin U.S. Government                                     324,377            29,276
Mutual Shares Securities                                      69,119            14,447
Templeton Growth Securities                                   69,130            14,604
Franklin Real Estate                                         111,461            37,041
Mid-Cap Value                                                124,428            12,415
Small Company                                                 53,964             6,428
S&P MidCap 400 Index                                         204,547            28,822
NASDAQ 100 Index                                             183,641            22,567
Russell 2000 Small Cap Index                                 156,790            18,372
Equity Income                                                199,315            23,083
Mid-Cap Growth                                               658,750           253,555
New America Growth                                           406,309           116,561
Personal Strategy Balanced                                   655,766           178,608
International Stock                                          193,428            60,957
Equity Income                                                199,315            23,083
Mid-Cap Growth                                               658,750           253,555
New America Growth                                           406,309           116,561
Personal Strategy Balanced                                   655,766           178,608
International Stock                                          193,428            60,957

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount were as follows for the periods ended December 31, 2003 and 2002:

                                                                          PERIOD ENDED DECEMBER 31
                                           ---------------------------------------------------------------------------------------
                                                              2003                                         2002
                                           ------------------------------------------   ------------------------------------------
                                                                             NET                                          NET
                                                                           INCREASE                                     INCREASE
SUBACCOUNT                                   PURCHASED      REDEEMED      (DECREASE)     PURCHASED       REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------   ------------------------------------------
Ultra                                             9,632          1,452          8,180          9,100          1,064          8,036
Vista                                             4,637          1,247          3,390          4,599            273          4,326
Appreciation                                      7,455          1,317          6,138         10,286            869          9,417
Developing Leaders                               12,538            977         11,561         17,217          1,905         15,312
Disciplined Stock                                 4,577            700          3,877          3,137            333          2,804
Dreyfus Growth & Income                           7,086          1,894          5,192         10,275            573          9,702
International Equity                              2,779            794          1,985          2,556            420          2,136
Socially Responsible Growth                       2,827            691          2,136          4,218            462          3,756
Blue Chip                                        63,105         32,282         30,823         79,262         29,499         49,763
High Grade Bond                                  27,721         17,149         10,572         30,064         11,405         18,659
Managed                                          35,457         48,646        (13,189)        41,315         39,157          2,158
Money Market                                     19,789         22,894         (3,105)        32,329         25,994          6,335
Strategic Yield                                  14,978         16,455         (1,477)        21,225         15,546          5,679
Value Growth                                     55,704         51,904          3,800         68,571         39,349         29,222
Contrafund                                       86,083         27,511         58,572         93,649         23,856         69,793
Growth                                          218,032         49,699        168,333        242,053         29,272        212,781
Fidelity Growth & Income                         58,648         21,242         37,406         62,955         14,809         48,146
High Income                                       6,410            616          5,794          4,367            421          3,946
Index 500                                       136,732         26,947        109,785        148,256         24,472        123,784
Mid-Cap                                          17,412          1,374         16,038         23,156          1,429         21,727
Overseas                                         41,102         11,499         29,603         48,076         13,440         34,636
Franklin Small Cap                                8,689            932          7,757          9,296          1,072          8,224
Franklin Small Cap Value Securities               5,340          1,146          4,194          8,144          1,107          7,037
Franklin U.S. Government                         27,707          2,349         25,358         22,415          3,075         19,340
Mutual Shares Securities                          6,812          1,392          5,420         10,092            546          9,546
Templeton Growth Securities                       7,060          1,516          5,544          5,681          1,153          4,528
Franklin Real Estate                              9,412          3,142          6,270             NA             NA             NA
Mid-Cap Value                                    10,381            932          9,449         12,851            650         12,201
Small Company                                     5,493            612          4,881          5,948            317          5,631
S&P MidCap 400 Index                             18,800          2,356         16,444         21,446          1,408         20,038
Nasdaq 100 Index                                 17,008          1,809         15,199         18,566            891         17,675
Russell 2000 Small Cap Index                     14,299          1,472         12,827         17,475          1,542         15,933
Equity Income                                    19,825          2,005         17,820         35,562          7,631         27,931
Mid-Cap Growth                                   59,478         19,320         40,158         67,544         14,068         53,476
New America Growth                               60,573         14,422         46,151         70,842         12,442         58,400
Personal Strategy Balanced                       54,258         13,759         40,499         83,738         22,545         61,193
International Stock                              26,151          7,858         18,293         31,152          8,942         22,210

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                      AS OF DECEMBER 31
                                           ------------------------------------------   INVESTMENT
                                                              UNIT                        INCOME         EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Ultra:
  2003                                           17,541   $      10.62   $    186,323             --%          0.90%        (23.78)%
  2002                                            9,361           8.58         80,324           0.31           0.90         (23.39)
  2001(4)                                         1,325          11.20         14,840             --           0.90          12.00
Vista:
  2003                                            9,635          11.36        109,466             --           0.90          40.94
  2002                                            6,245           8.06         50,333             --           0.90         (20.51)
  2001(4)                                         1,919          10.13         19,435             --           0.90           1.30
Appreciation:
  2003                                           17,986          10.38        186,705           1.75           0.90          20.14
  2002                                           11,848           8.64        102,408           1.73           0.90         (17.48)
  2001(4)                                         2,431          10.47         25,455           1.47           0.90           4.70
Developing Leaders:
  2003                                           27,991          11.53        322,659           0.04           0.90          30.58
  2002                                           16,430           8.83        145,096           0.04           0.90         (19.87)
  2001(4)                                         1,118          11.02         12,323           0.46           0.90          10.20
Disciplined Stock:
  2003                                            7,277          10.01         72,824           1.09           0.90          22.52
  2002                                            3,400           8.17         27,793           1.28           0.90         (23.36)
  2001(4)                                           596          10.66          6,357           0.70           0.90           6.60
Dreyfus Growth & Income:
  2003                                           15,995           9.95        159,210           0.88           0.90          25.47
  2002                                           10,803           7.93         85,716           0.79           0.90         (26.03)
  2001(4)                                         1,101          10.72         11,808           0.34           0.90           7.20
International Equity:
  2003                                            4,426          12.53         55,468           5.68           0.90          41.58
  2002                                            2,441           8.85         21,593           4.72           0.90         (16.67)
  2001(4)                                           304          10.62          3,234           1.07           0.90           6.20
Socially Responsible Growth:
  2003                                            6,939           9.07         62,940             --           0.90          24.59
  2002                                            4,803           7.28         34,954           0.03           0.90         (29.73)
  2001(4)                                         1,047          10.36         10,848             --           0.90           3.60
Blue Chip:
  2003                                        1,006,809          39.29     39,552,961           1.52           0.90          24.61
  2002                                          975,986          31.53     30,776,847           1.60           0.90         (19.81)
  2001                                          926,223          39.32     36,417,916           1.51           0.90         (12.08)
High Grade Bond:
  2003                                          299,383          26.28      7,867,565           4.50           0.90           4.49
  2002                                          288,811          25.15      7,263,483           4.92           0.90           7.39
  2001                                          270,152          23.42      6,325,650           6.09           0.90           8.13

                                                       AS OF DECEMBER 31
                                           ------------------------------------------    INVESTMENT
                                                              UNIT                         INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Managed:
  2003                                        1,107,975   $      34.73   $ 38,480,676           2.58           0.90          21.65
  2002                                        1,121,164          28.55     32,012,312           3.37           0.90          (2.69)
  2001                                        1,119,006          29.34     32,828,635           4.21           0.90           7.16
Money Market:
  2003                                           75,041          15.55      1,167,187           0.52           0.90          (0.38)
  2002                                           78,146          15.61      1,220,047           1.16           0.90           0.26
  2001                                           71,811          15.57      1,118,209           3.36           0.90           2.64
Strategic Yield:
  2003                                          337,605          30.84     10,410,545           7.06           0.90          10.98
  2002                                          339,082          27.79      9,422,323           7.01           0.90           4.51
  2001                                          333,403          26.59      8,864,112           7.91           0.90           8.27
Value Growth:
  2003                                        1,442,852          23.23     33,518,314           1.41           0.90          29.49
  2002                                        1,439,052          17.94     25,810,601           1.89           0.90         (11.23)
  2001                                        1,409,830          20.21     28,486,188           2.04           0.90           6.03
Contrafund:
  2003                                          699,031          10.50      7,339,575           0.44           0.90          27.27
  2002                                          640,459           8.25      5,281,317           0.79           0.90         (10.13)
  2001                                          570,666           9.18      5,237,887           0.73           0.90         (12.99)
Growth:
  2003                                        1,351,834           8.16     11,031,180           0.25           0.90          31.67
  2002                                        1,183,501           6.20      7,334,666           0.23           0.90         (30.73)
  2001                                          970,720           8.95      8,685,827           0.07           0.90         (18.34)
Fidelity Growth & Income:
  2003                                          429,376           8.90      3,823,209           1.13           0.90          22.62
  2002                                          391,970           7.26      2,845,077           1.30           0.90         (17.31)
  2001                                          343,824           8.78      3,019,964           1.22           0.90          (9.58)
High Income:
  2003                                           10,326          13.35        137,806           4.92           0.90          25.68
  2002                                            4,532          10.62         48,141           5.91           0.90           2.31
  2001(4)                                           586          10.38          6,078             --           0.90           3.80
Index 500:
  2003                                          953,617           8.34      7,949,017           1.38           0.90          27.33
  2002                                          843,832           6.55      5,526,810           1.24           0.90         (22.94)
  2001                                          720,048           8.50      6,120,685           1.05           0.90         (12.91)
Mid-Cap:
  2003                                           40,096          12.89        516,661           0.21           0.90          37.08
  2002                                           24,058           9.40        226,220           0.26           0.90         (10.90)
  2001(4)                                         2,331          10.55         24,580             --           0.90           5.50
Overseas:
  2003                                          269,743           9.24      2,493,678           0.77           0.90          42.02
  2002                                          240,140           6.51      1,562,334           0.75           0.90         (20.90)
  2001                                          205,504           8.23      1,692,315           4.71           0.90         (21.92)

                                                       AS OF DECEMBER 31
                                           ------------------------------------------    INVESTMENT
                                                             UNIT                          INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap:
  2003                                           17,905   $      10.69   $    191,408             --           0.90          36.03
  2002                                           10,148           7.86         79,751           0.24           0.90         (29.32)
  2001(4)                                         1,925          11.12         21,401             --           0.90          11.20
Franklin Small Cap Value Securities:
  2003                                           11,865          14.47        171,743           0.20           0.90          30.91
  2002                                            7,671          11.05         84,792           0.36           0.90         (10.09)
  2001(4)                                           634          12.29          7,789             --           0.90          22.90
Franklin U.S. Government:
  2003                                           47,673          10.94        521,533           5.49           0.90           1.31
  2002                                            7,671          11.05         84,792           0.36           0.90         (10.09)
  2001(4)                                           634          12.29          7,789             --           0.90          22.90
Franklin U.S. Government:
  2003                                           47,673          10.94        521,533           5.49           0.90           1.31
  2002                                           22,315          10.80        240,981           4.88           0.90           8.76
  2001(4)                                         2,975           9.93         29,526             --           0.90          (0.70)
Mutual Shares Securities:
  2003                                           16,240          11.34        184,219           0.98           0.90          24.00
  2002                                           10,820           9.15         98,953           0.78           0.90         (12.52)
  2001(4)                                         1,274          10.46         13,333             --           0.90           4.60
Templeton Growth Securities:
  2003                                           10,966          11.69        128,176           1.57           0.90          30.98
  2002                                            5,422           8.93         48,393           2.20           0.90         (19.19)
  2001(4)                                           894          11.05          9,881             --           0.90          10.50
Franklin Real Estate:
  2003                                            6,270          12.79         80,182           0.17           0.90          27.90
Mid-Cap Value:
  2003                                           23,844          13.62        324,833           0.32           0.90          28.45
  2002                                           14,395          10.60        152,631           0.04           0.90          (0.09)
  2001(4)                                         2,194          10.61         23,379             --           0.90           6.10
Small Company:
  2003                                           11,287          11.58        130,750             --           0.90          34.73
  2002                                            6,406           8.60         55,062           0.17           0.90         (22.31)
  2001(4)                                           775          11.07          8,573             --           0.90          10.70
S&P MidCap 400 Index:
  2003                                           38,026          12.60        478,989           0.48           0.90          33.59
  2002                                           21,582           9.43        203,560           0.33           0.90         (15.95)
  2001(4)                                         1,544          11.22         17,321             --           0.90          12.20
NASDAQ 100 Index:
  2003                                           35,404          12.45        440,893             --           0.90          47.29
  2002                                           20,205           8.45        170,791             --           0.90         (38.10)
  2001(4)                                         2,530          13.65         34,526             --           0.90          36.50

                                                        AS OF DECEMBER 31
                                           ------------------------------------------   INVESTMENT
                                                             UNIT                          INCOME        EXPENSE         TOTAL
SUBACCOUNT                                     UNITS         VALUE        NET ASSETS      RATIO(1)       RATIO(2)       RETURN(3)
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index:
  2003                                           30,758   $      12.82   $    394,390           0.53           0.90          44.90
  2002                                           17,931           8.85        158,643           0.12           0.90         (21.75)
  2001(4)                                         1,998          11.31             23           0.34           0.90          13.10
Equity Income:
  2003                                           51,981          11.10        576,819           1.78           0.90          24.42
  2002                                           34,161           8.92        304,759           1.97           0.90         (13.90)
  2001                                            6,230          10.36         64,557           0.66           0.90           3.60
Mid-Cap Growth:
  2003                                          488,505          13.12      6,411,011             --           0.90          37.13
  2002                                          448,347           9.57      4,289,595             --           0.90         (21.94)
  2001                                          394,871          12.26      4,840,763             --           0.90          (1.76)
New America Growth:
  2003                                          361,395           7.89      2,850,488             --           0.90          33.95
  2002                                          315,244           5.89      1,856,815             --           0.90         (28.95)
  2001                                          256,844           8.29      2,129,548             --           0.90         (12.64)
Personal Strategy Balanced:
  2003                                          420,019          11.75      4,936,492           2.26           0.90          23.67
  2002                                          379,520           9.50      3,605,997           2.63           0.90          (8.65)
  2001                                          318,327          10.40      3,310,146           2.96           0.90          (3.26)
International Stock:
  2003                                          157,064           8.29      1,301,967           1.37           0.90          29.37
  2002                                          138,771           6.41        889,233           1.03           0.90         (18.96)
  2001                                          116,561           7.91        922,416           2.22           0.90         (22.98)

(1) These ratios represent the dividends , excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)  Subaccount commenced operations on October 1, 2001.
(5)  Subaccount commenced operations on May 1, 2003.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 30, 2004

                       FARM BUREAU LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DECEMBER 31,
                                                                                   -------------------------------
                                                                                         2003           2002
                                                                                   --------------   --------------
ASSETS
Investments:
  Fixed maturities--available for sale, at market (amortized cost: 2003--
    $3,301,940; 2002--$4,433,097)                                                  $    3,476,977   $    4,636,861
  Equity securities--available for sale, at market (cost: 2003--$55,264; 2002--
    $22,196)                                                                               66,730           21,545
  Mortgage loans on real estate                                                           464,195          483,627
  Investment real estate, less allowances for depreciation of $5,529 in 2003 and
    $4,662 in 2002                                                                         27,800           25,031
  Policy loans                                                                            155,801          178,997
  Other long-term investments                                                               3,958            1,672
  Short-term investments                                                                   19,708           44,463
                                                                                   --------------   --------------
Total investments                                                                       4,215,169        5,392,196


Cash and cash equivalents                                                                 154,828          236,856
Securities and indebtedness of related parties                                             41,656           48,285
Accrued investment income                                                                  38,594           53,606
Amounts receivable from affiliates                                                          3,813            1,103
Reinsurance recoverable                                                                    76,566           95,455
Deferred policy acquisition costs                                                         314,621          469,801
Value of insurance in force acquired                                                       47,327           48,526
Property and equipment, less allowances for depreciation of $11,349 in 2003 and
   $8,647 in 2002                                                                           9,097           11,462
Current income taxes recoverable                                                           34,218            8,839
Goodwill                                                                                    9,939           11,170
Other assets                                                                               12,418           21,089
Assets held in separate accounts                                                          401,053          347,717
                                                                                   --------------   --------------
Total assets                                                                       $    5,359,299   $    6,746,105
                                                                                   ==============   ==============

                                                                                            DECEMBER 31,
                                                                                   -------------------------------
                                                                                        2003             2002
                                                                                   --------------   --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive and index products                                        $    2,376,727   $    3,708,862
       Traditional life insurance and accident and health products                      1,077,439        1,096,995
       Unearned revenue reserve                                                            28,311           30,504
    Other policy claims and benefits                                                       15,406           19,846
                                                                                   --------------   --------------
                                                                                        3,497,883        4,856,207
  Other policyholders' funds:
    Supplementary contracts without life contingencies                                    351,754          321,046
    Advance premiums and other deposits                                                   145,178          125,614
    Accrued dividends                                                                      13,025           15,453
                                                                                   --------------   --------------
                                                                                          509,957          462,113
  Amounts payable to affiliates                                                                --              856
  Short-term debt                                                                              --           40,000
  Deferred income taxes                                                                   117,740           99,573
  Other liabilities                                                                        78,671          136,708
  Liabilities related to separate accounts                                                401,053          347,717
                                                                                   --------------   --------------
Total liabilities                                                                       4,605,304        5,943,174

Minority interest in subsidiaries                                                              20               95

Stockholder's equity:
   Preferred stock, 7 1/2% cumulative, par value $50.00 per share--authorized
     6,000 shares                                                                              --               --
   Common stock, par value $50.00 per share--authorized 994,000 shares, issued
     and outstanding 50,000 shares                                                          2,500            2,500
   Additional paid-in capital                                                             171,207          146,292
   Accumulated other comprehensive income                                                 107,655           95,195
   Retained earnings                                                                      472,613          558,849
                                                                                   --------------   --------------
Total stockholder's equity                                                                753,975          802,836
                                                                                   --------------   --------------
Total liabilities and stockholder's equity                                         $    5,359,299   $    6,746,105
                                                                                   ==============   ==============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                       2003           2002          2001
                                                                                   -----------    -----------    -----------
Revenues:
  Interest sensitive and index product charges                                     $    83,944    $    78,475    $    70,492
  Traditional life insurance premiums                                                  129,190        121,999        114,998
  Accident and health premiums                                                             566            493          3,044
  Net investment income                                                                393,248        347,814        285,176
  Derivative income (loss)                                                              17,078        (10,418)           100
  Realized losses on investments                                                        (2,008)       (14,879)       (15,872)
  Other income                                                                           1,372          1,422            610
                                                                                   -----------    -----------    -----------
    Total revenues                                                                     623,390        524,906        458,548
Benefits and expenses:
  Interest sensitive and index product benefits                                        256,430        208,578        169,272
  Traditional life insurance and accident and health benefits                           75,852         74,728         80,492
  Increase in traditional life and accident and health future policy benefits           32,745         33,262         23,680
  Distributions to participating policyholders                                          27,443         29,540         29,564
  Underwriting, acquisition and insurance expenses                                     137,283        106,867         95,089
  Interest expense                                                                         453            684          1,717
  Other expenses                                                                            47             46              7
                                                                                   -----------    -----------    -----------
    Total benefits and expenses                                                        530,253        453,705        399,821
                                                                                   -----------    -----------    -----------
                                                                                        93,137         71,201         58,727
Income taxes                                                                           (31,322)       (23,091)       (19,073)
Minority interest in earnings of subsidiaries                                                3            (68)            --
Equity income, net of related income taxes                                               5,809            214            254
                                                                                   -----------    -----------    -----------
Income before cumulative effect of change in accounting principle                       67,627         48,256         39,908
Cumulative effect of change in accounting for derivative instruments                        --             --            344
                                                                                   -----------    -----------    -----------
Net income                                                                         $    67,627    $    48,256    $    40,252
                                                                                   ===========    ===========    ===========

SEE ACCOMPANYING NOTES.

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

                       FARM BUREAU LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                     ACCUMULATED
                                                                     ADDITIONAL         OTHER                          TOTAL
                                                         COMMON        PAID-IN      COMPREHENSIVE      RETAINED     STOCKHOLDER'S
                                                          STOCK        CAPITAL      INCOME (LOSS)      EARNINGS        EQUITY
                                                       -----------   -----------    -------------    -----------    -------------
Balance at January 1, 2001                             $     2,500   $    66,307    $     (22,391)   $   505,341    $     551,757
  Comprehensive income:
    Net income for 2001                                         --            --               --         40,252           40,252
    Cumulative effect of change in accounting for
      derivative instruments                                    --            --            2,406             --            2,406
    Change in net unrealized investment gains/losses            --            --           59,399             --           59,399
                                                                                                                    -------------
  Total comprehensive income                                                                                              102,057
  Capital contribution from parent                              --        80,194               --             --           80,194
  Cash dividends paid to parent                                 --            --               --        (15,000)         (15,000)
                                                       -----------   -----------    -------------    -----------    -------------
Balance at December 31, 2001                                 2,500       146,501           39,414        530,593          719,008
  Comprehensive income:
    Net income for 2002                                         --            --               --         48,256           48,256
    Change in net unrealized investment gains/losses            --            --           55,781             --           55,781
                                                                                                                    -------------
  Total comprehensive income                                                                                              104,037
  Adjustment resulting from capital transactions
    of equity investee                                          --          (209)              --             --             (209)
  Cash dividends paid to parent                                 --            --               --        (20,000)         (20,000)
                                                       -----------   -----------    -------------    -----------    -------------
Balance at December 31, 2002                                 2,500       146,292           95,195        558,849          802,836
  Comprehensive income:
    Net income for 2003                                         --            --               --         67,627           67,627
    Change in net unrealized investment gains/losses            --            --           26,355             --           26,355
                                                                                                                    -------------
  Total comprehensive income                                                                                               93,982
  Adjustment resulting from capital transactions
    of equity investee                                          --           (85)              --             --              (85)
  Capital contribution from parent                              --        25,000               --             --           25,000
  Cash dividends paid to parent                                 --            --               --        (15,000)         (15,000)
  Dividend of EquiTrust Life Insurance Company
    to parent                                                   --            --          (13,895)      (138,863)        (152,758)
                                                       -----------   -----------    -------------    -----------    -------------
Balance at December 31, 2003                           $     2,500   $   171,207    $     107,655    $   472,613    $     753,975
                                                       ===========   ===========    =============    ===========    =============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                       2003           2002           2001
                                                                                   -----------    -----------    -----------
OPERATING ACTIVITIES
Net income                                                                         $    67,627    $    48,256    $    40,252
  Adjustments to reconcile net income to net cash provided by operating activities:
      Adjustments related to interest sensitive and index products:
      Interest credited to account balances, excluding bonus interest                  202,599        174,687        140,648
      Change in fair value of embedded derivatives                                      14,203          1,005          1,153
      Charges for mortality and administration                                         (79,989)       (75,658)       (68,884)
      Deferral of unearned revenues                                                      1,264          2,159          2,485
      Amortization of unearned revenue reserve                                          (1,763)        (1,978)        (1,465)
  Provision for depreciation and amortization                                          (21,824)        (9,279)         6,797
  Equity income                                                                         (5,809)          (214)          (254)
  Realized losses on investments                                                         2,008         14,879         15,872
  Increase in traditional life and accident and health benefit
    accruals, net of reinsurance                                                        32,973         33,262          8,923
  Policy acquisition costs deferred                                                   (116,248)      (151,157)       (76,299)
  Amortization of deferred policy acquisition costs                                     48,832         22,681         15,456
  Provision for deferred income taxes                                                     (659)        12,277          3,635
  Other                                                                                 (5,335)        26,192         12,175
                                                                                   -----------    -----------    -----------
Net cash provided by operating activities                                              137,879         97,112        100,494

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                                               1,704,603        931,000        545,760
  Equity securities--available for sale                                                  6,439         16,540          7,832
  Mortgage loans on real estate                                                         78,884         61,155         27,847
  Investment real estate                                                                   632            500          2,296
  Policy loans                                                                          37,621         42,352         41,585
  Other long-term investments                                                                2            216             90
  Short-term investments--net                                                           17,698             --         64,643
                                                                                   -----------    -----------    -----------
                                                                                     1,845,879      1,051,763        690,053

Acquisition of investments:
  Fixed maturities--available for sale                                              (2,442,029)    (1,897,056)      (853,651)
  Equity securities--available for sale                                                 (8,339)        (4,069)        (2,144)
  Mortgage loans on real estate                                                       (231,472)      (159,444)       (60,599)
  Investment real estate                                                                (4,720)        (3,104)            --
  Policy loans                                                                         (36,171)       (40,295)       (42,155)
  Other long-term investments                                                               (4)            --             --
  Short-term investments--net                                                               --        (24,494)            --
                                                                                   -----------    -----------    -----------
                                                                                    (2,722,735)    (2,128,462)      (958,549)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                      2003           2002           2001
                                                                                   -----------    -----------    -----------
INVESTING ACTIVITIES (CONTINUED)
Proceeds from disposal, repayments of advances and other
  distributions from equity investees                                              $    13,071    $     6,618    $     5,715
Investments in and advances to equity investees                                        (17,437)           (50)        (1,151)
Net cash received in acquisition and coinsurance transaction                                --             --          2,709
Net purchases of property and equipment and other                                           51         (1,900)        (1,337)
                                                                                   -----------    -----------    -----------
Net cash used in investing activities                                                 (881,171)    (1,072,031)      (262,560)

FINANCING ACTIVITIES
Receipts from interest sensitive and index products credited
  to policyholder account balances                                                   1,117,549      1,258,029        700,217
Return of policyholder account balances on interest sensitive
  and index products                                                                  (395,993)      (287,151)      (264,702)
Distributions related to minority interests--net                                           (58)           (36)            --
Capital contribution from parent                                                        25,000             --             --
Dividends paid to parent                                                               (85,234)       (20,000)       (15,000)
                                                                                   -----------    -----------    -----------
Net cash provided by financing activities                                              661,264        950,842        420,515
                                                                                   -----------    -----------    -----------
Increase (decrease) in cash and cash equivalents                                       (82,028)       (24,077)       258,449
Cash and cash equivalents at beginning of year                                         236,856        260,933          2,484
                                                                                   -----------    -----------    -----------
Cash and cash equivalents at end of year                                           $   154,828    $   236,856    $   260,933
                                                                                   ===========    ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                                         $       476    $       692    $     1,730
  Income taxes                                                                          43,109         18,144          8,245
Non-cash operating activity:
  Deferral of bonus interest credited to account balances                               19,763         19,079          5,241
Non-cash investing activity:
  Transfer of investments from securities and indebtedness
    of related parties to equity securities                                             38,312             --             --
Non-cash financing activity:
  Redemption of short-term debt through issuance of
    funding agreement                                                                   40,000             --             --
  Dividend of EquiTrust Life Insurance Company to
    parent, excluding cash and cash equivalents of $70,234:
    Investments                                                                      2,113,876             --             --
    Deferred policy acquisition costs                                                  256,091             --             --
    Other assets                                                                       140,650             --             --
    Policy liabilities and accruals                                                 (2,288,112)            --             --
    Other liabilities                                                                 (139,981)            --             --

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

On December 31, 2003, we transferred our stock in our wholly-owned subsidiary, EquiTrust Life Insurance Company (EquiTrust), to our parent through an "extraordinary" dividend. The dividend, which was approved by the Iowa Insurance Commissioner, was recorded at $152.7 million, our carrying value for EquiTrust. EquiTrust's net income totaled $14.4 million in 2003, $7.8 million in 2002 and $3.3 million in 2001.

EquiTrust markets variable universal life insurance and variable annuity contracts through alliances with other insurance companies and a regional broker/dealer. In addition, EquiTrust assumes through a coinsurance agreement a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity).

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

Effective July 1, 2003, we adopted Statement of Financial Accounting Standards (Statement) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Statement No. 149 codifies several Derivatives Implementation Group (DIG) issues, including DIG Issue C18, "Scope Exceptions:
Shortest Period Criterion for Applying the Regular-Way Security Trades Exception to When-Issued Securities or Other Securities That Do Not Yet Exist." DIG Issue C18 clarifies the applicability of Statement No. 133 to when-issued securities by holding that the regular-way security trade exception may not be applied to securities which are not settled within the shortest period possible for that security. If settlement does not occur within the shortest period possible, there is deemed to be a forward contract for the purchase of that security which is subject to fair value accounting under Statement No. 133. We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). The adoption of Statement No. 149 resulted in a $0.4 million decrease to net income for 2003.

Effective October 1, 2003, we adopted the DIG's Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether Statement No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, a modified coinsurance agreement where interest on funds withheld is determined by reference to a pool of fixed maturity assets is an example of an arrangement containing embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are to be recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as income or expense. This guidance applies to general account investments supporting EquiTrust's variable alliance business. We have no embedded derivatives pertaining to funds withheld on variable business at December 31, 2003. Net income for 2003 was increased by $0.2 million as a result of adopting DIG B36.

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." Interpretation No. 46 establishes a variable interests model to follow when determining whether or not to consolidate an entity that is not evaluated for consolidation under the traditional voting interests model. This Interpretation generally requires that a company (investee) being evaluated under the variable interests model be consolidated if (a) the investor has decision making powers over the entity--that is, the ability to buy and sell assets or conduct operations or (b) the investor is exposed to the majority of the risks or rewards of the entity. In addition, the Interpretation requires that investments made by related parties be analyzed together in applying the variable interests model. The disclosure provisions of this Interpretation are effective for financial statements issued after January 31, 2003. The consolidation provisions are effective for new transactions entered into after January 31, 2003 and for pre-existing entities as of December 31, 2003. The adoption of the Interpretation did not have a material impact on our consolidated financial statements.

As discussed in the "Goodwill" section that follows, effective January 1, 2002, we changed our method of accounting for goodwill.

Effective January 1, 2001, we adopted Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

In addition to the embedded derivatives relating to when-issued security trading noted above, we have the following different forms of derivatives on our consolidated balance sheets which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

-   interest rate swaps are considered derivatives,

- the rights of an index annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to index annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments--Fixed Maturities and Equity Securities," "Investments--Other Investments," "Reinsurance Recoverable" and "Future Policy Benefits." Additional details regarding our interest rate swaps are included in Note 3, "Interest Rate Swaps."

The cumulative effect of adopting these Statements on net income was $0.3 million in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Upon the adoption of Statement No. 133, we transferred our fixed maturity securities classified as held for investment, formerly recorded at amortized cost, to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, was credited to stockholders' equity.

In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." The SOP provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We expect to adopt this SOP when it becomes effective in the first quarter of 2004. While we currently comply with most of the guidance presented in this SOP, we will need to change our method of computing reserves for guaranteed minimum death benefits
(GMDB) associated with our variable annuities. We have not quantified the impact of adoption on our financial statements; however, the impact is not expected to be material due to our limited exposure to GMDBs. Our exposure to GMDBs (GMDB exceeds account value), net of reinsurance ceded, totaled $10.4 million at December 31, 2003. Our recorded reserves for this benefit, which take into account the probability of death before the account value increases to an amount equal to or greater than the GMDB, totaled $0.2 million at December 31, 2003.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cashflows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include investment deposits and other miscellaneous investments which are reported at amortized cost.

As described in more detail in Note 3, "Interest Rate Swaps," during 2003 we used interest rate swaps to hedge our exposure to increases in market interest rates on a portion of our annuity product portfolio. The interest rate swaps are carried at fair value on the consolidated balance sheet as either an other long-term investment or other liability. The effective portion of any unrealized gain or loss is recorded in accumulated other comprehensive income. If a portion of the hedges become ineffective, the ineffective portion of any unrealized gain or loss on the interest rate swap will be recorded in earnings as a component of derivative income (loss) as it occurs. The net periodic interest settlement between the interest paid and the interest received under these swaps is recorded as a component of interest sensitive product benefits. Interest sensitive product benefits increased by $1.2 million in 2003 as a result of the net interest paid on the interest rate swaps. There was no ineffectiveness recorded in the consolidated statement of income during 2003.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives relating to our when-issued securities trading are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We, through EquiTrust, assume under a coinsurance agreement, certain index annuity contracts issued by American Equity. The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the consolidated balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $17.2 million at December 31, 2002. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our consolidated statements of income. See Note 5, "Reinsurance, Acquisition and Policy Provisions," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 5.28% in 2003 and 5.78% in 2002.

For participating traditional life insurance and interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.2 million at December 31, 2003 and $7.7 million at December 31, 2002, and estimated useful lives that range from two to ten years. Capitalized software costs had a carrying value of $1.9 million at December 31, 2003 and $3.7 million at December 31, 2002, and estimated useful lives that range from two to five years. Depreciation expense was $0.6 million in 2003, $0.4 million in 2002 and $0.2 million in 2001. Amortization expense was $2.2 million in 2003, $2.1 million in 2002 and $1.6 million in 2001.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2003 or December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we would have assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001. On a pro forma basis without goodwill amortization, net income for 2001 would have been $41.4 million.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.55% to 5.55% in 2003, 3.00% to 6.25% in 2002 and from 3.35% to 6.90% in 2001. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.25% to 12.00% in 2003, 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest credited assumed from American Equity ($19.8 million in 2003, $19.1 million in 2002 and $5.2 million in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.87% in 2003, 7.47% in 2002 and 7.69% in 2001. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 43% of direct receipts from policyholders during 2003 (2002--41%, 2001--40%) and represented 15% of life insurance in force at December 31, 2003 (2002--15%, 2001--16%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on our insurance subsidiaries by guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2003 and December 31, 2002 to cover estimated future assessments on known insolvencies. We had assets totaling $0.2 million at December 31, 2003 and $0.7 million at December 31, 2002 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2003, ($0.1) million in 2002 and $0.2 million in 2001. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2004 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the index annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 is $2.4 million relating to the transfer of our fixed maturity securities classified as held for investment to the available-for-sale category. Other comprehensive income excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $1.0 million in 2003, ($7.0) million in 2002 and ($10.0) million in 2001. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling ($0.4) million in 2003, $5.9 million in 2002 and $7.4 million in 2001.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                                  GROSS         GROSS
                                                                               UNREALIZED     UNREALIZED      ESTIMATED
                                                             AMORTIZED COST       GAINS         LOSSES       MARKET VALUE
                                                             ------------------------------------------------------------
                                                                               (DOLLARS IN THOUSANDS)
DECEMBER 31, 2003
Bonds:
  United States Government and agencies                      $       74,009   $      5,461   $         (5)   $     79,465
  State, municipal and other governments                             99,476          4,926         (1,174)        103,228
  Public utilities                                                  117,232          8,028         (1,117)        124,143
  Corporate securities                                            1,265,809        120,181         (6,217)      1,379,773
  Mortgage and asset-backed securities                            1,687,999         44,929         (8,205)      1,724,723
Redeemable preferred stocks                                          57,415          8,230             --          65,645
                                                             ------------------------------------------------------------
Total fixed maturities                                       $    3,301,940   $    191,755   $    (16,718)   $  3,476,977
                                                             ============================================================
Equity securities                                            $       55,264   $     11,543   $        (77)   $     66,730
                                                             ============================================================

                                                                                  GROSS         GROSS
                                                                               UNREALIZED     UNREALIZED      ESTIMATED
                                                             AMORTIZED COST       GAINS         LOSSES       MARKET VALUE
                                                             ------------------------------------------------------------
                                                                               (DOLLARS IN THOUSANDS)
DECEMBER 31, 2002
Bonds:
  United States Government and agencies                      $      211,434   $      7,168   $     (3,077)   $    215,525
  State, municipal and other governments                             92,440          6,284         (2,024)         96,700
  Public utilities                                                  131,246          6,555         (3,942)        133,859
  Corporate securities                                            1,616,171        124,204        (39,411)      1,700,964
  Mortgage and asset-backed securities                            2,324,155        109,528         (5,029)      2,428,654
Redeemable preferred stocks                                          57,651          4,182           (674)         61,159
                                                             ------------------------------------------------------------
Total fixed maturities                                       $    4,433,097   $    257,921   $    (54,157)   $  4,636,861
                                                             ============================================================
Equity securities                                            $       22,196   $        722   $     (1,373)   $     21,545
                                                             ============================================================

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        AMORTIZED       ESTIMATED
                                                          COST         MARKET VALUE
                                                     -------------------------------
                                                         (DOLLARS IN THOUSANDS)
        Due in one year or less                      $       50,182   $       51,334
        Due after one year through five years               288,758          310,263
        Due after five years through ten years              403,538          441,356
        Due after ten years                                 814,048          883,656
                                                     -------------------------------
                                                          1,556,526        1,686,609
        Mortgage and asset-backed securities              1,687,999        1,724,723
        Redeemable preferred stocks                          57,415           65,645
                                                     -------------------------------
                                                     $    3,301,940   $    3,476,977
                                                     ===============================

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder's equity were comprised of the following:

                                                                              DECEMBER 31,
                                                                    --------------------------------
                                                                         2003              2002
                                                                    --------------------------------
                                                                         (DOLLARS IN THOUSANDS)
      Unrealized appreciation (depreciation) on:
        Fixed maturities--available for sale                        $      175,037    $      203,764
        Equity securities--available for sale                               11,466              (651)
        Interest rate swaps                                                  2,275                --
                                                                    --------------------------------
                                                                           188,778           203,113
      Adjustments for assumed changes in amortization pattern of:
        Deferred policy acquisition costs                                  (15,513)          (44,494)
        Value of insurance in force acquired                                (6,973)           (8,914)
        Unearned revenue reserve                                               847               804
      Provision for deferred income taxes                                  (58,499)          (52,678)
                                                                    --------------------------------
                                                                           108,640            97,831
      Proportionate share of net unrealized investment losses of
        equity investees                                                      (985)           (2,636)
                                                                    --------------------------------
      Net unrealized investment gains                               $      107,655    $       95,195
                                                                    ================================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling ($24.3) million in 2003, $68.4 million in 2002 and $49.8 million in 2001.

The following table sets forth the estimated market value and unrealized losses of securities in an unrealized loss position as of December 31, 2003, listed by the length of time the securities have been in an unrealized loss position:

                                           LESS THAN ONE YEAR              ONE YEAR OR MORE                    TOTAL
                                      ---------------------------    ---------------------------    ---------------------------
                                       ESTIMATED                      ESTIMATED                      ESTIMATED
                                         MARKET       UNREALIZED        MARKET       UNREALIZED        MARKET       UNREALIZED
        DESCRIPTION OF SECURITIES        VALUE          LOSSES          VALUE          LOSSES           VALUE         LOSSES
      -------------------------------------------------------------------------------------------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
      United States Government and
        agencies                      $      2,650   $         (5)   $        --    $         --    $      2,650   $         (5)
      State, municipal and other
        governments                         20,135         (1,017)          5,742           (157)         25,877         (1,174)
      Public utilities                      16,850           (737)          5,950           (380)         22,800         (1,117)
      Corporate securities                  48,509         (1,588)         64,249         (4,629)        112,758         (6,217)
      Mortgage and asset-backed
        securities                         330,192         (8,202)            213             (3)        330,405         (8,205)
                                      -----------------------------------------------------------------------------------------
      Total fixed maturities          $    418,336   $    (11,549)   $     76,154   $     (5,169)   $    494,490   $    (16,718)
                                      =========================================================================================

Included in the above table are 92 securities from 60 issuers. Approximately 73.4% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally relate to changes in market interest rates or changes in credit spreads since the securities were acquired. Approximately 26.6% of the unrealized losses on fixed maturity securities are on securities that are rated below investment grade. We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

-   historical operating trends;

-   business prospects;

-   status of the industry in which the company operates;

-   analyst ratings on the issuer and sector;

-   quality of management;

-   size of the unrealized loss;

-   length of time the security has been in an unrealized loss position; and

-   our intent and ability to hold the security.

We believe the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and we have the ability and intent to hold these securities until they recover in value or mature.

We also have less than $0.1 million of gross unrealized losses on equity securities with an estimated market value of $0.9 million at December 31, 2003. These equity securities have been in an unrealized loss position for more than one year.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------
                                                         2003           2002          2001
                                                     ----------------------------------------
                                                              (DOLLARS IN THOUSANDS)
         Balance at beginning of year                $        55    $        55   $       806
         Realized losses (gains)                           3,500             --          (751)
         Sales                                               (55)            --            --
                                                     ----------------------------------------
         Balance at end of year                      $     3,500    $        55   $        55
                                                     ========================================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was $4.9 million at December 31, 2003 and less than $0.1 million at December 31, 2002.

INVESTMENT REAL ESTATE

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------
                                                         2003           2002          2001
                                                     ----------------------------------------
                                                              (DOLLARS IN THOUSANDS)
         Balance at beginning of year                $       817    $       817   $        --
         Realized losses                                     218             71           918
         Sales                                               (26)           (71)         (101)
                                                     ----------------------------------------
         Balance at end of year                      $     1,009    $       817   $       817
                                                     ========================================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------
                                                                   2003           2002           2001
                                                               -----------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
         Fixed maturities--available for sale                  $   340,619    $   302,970    $   239,670
         Equity securities--available for sale                       1,098          1,676          1,811
         Mortgage loans on real estate                              39,220         31,823         27,932
         Investment real estate                                      2,187          2,235          2,614
         Policy loans                                               11,274         11,658         11,160
         Other long-term investments                                   152            286              1
         Short-term investments, cash and cash equivalents           2,849          4,444          4,557
         Prepayment fee income and other                             7,078          2,720          6,542
                                                               -----------------------------------------
                                                                   404,477        357,812        294,287
         Less investment expenses                                  (11,229)        (9,998)        (9,111)
                                                               -----------------------------------------
         Net investment income                                 $   393,248    $   347,814    $   285,176
                                                               =========================================

Other investment income in 2001 includes $2.5 million earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments and interest rate swaps are summarized below:

                                                                        YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------
                                                                   2003           2002           2001
                                                               -----------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
      REALIZED
      Fixed maturities--available for sale                     $     1,997    $   (12,455)   $   (16,766)
      Equity securities--available for sale                           (553)          (377)          (690)
      Mortgage loans on real estate                                 (3,453)            29            751
      Investment real estate                                          (379)           (71)          (668)
      Short-term investments                                            --             --            130
      Securities and indebtedness of related parties                    --         (2,202)         1,375
      Notes receivable and other                                       380            197             (4)
                                                               -----------------------------------------
      Realized losses on investments                           $    (2,008)   $   (14,879)   $   (15,872)
                                                               =========================================
      UNREALIZED
      Fixed maturities--available for sale                     $   (28,727)   $   128,602    $    93,729
      Equity securities--available for sale                         12,117         (1,365)         2,562
      Interest rate swaps                                            2,275             --             --
                                                               -----------------------------------------
      Change in unrealized appreciation/depreciation
        of investments                                         $   (14,335)   $   127,237    $    96,291
                                                               =========================================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                               GROSS          GROSS
                                                               AMORTIZED      REALIZED       REALIZED
                                                                 COST          GAINS          LOSSES         PROCEEDS
                                                             ----------------------------------------------------------
                                                                              (DOLLARS IN THOUSANDS)
     YEAR ENDED DECEMBER 31, 2003
     Scheduled principal repayments and calls--
       available for sale                                    $  1,515,298   $         --   $         --    $  1,515,298
     Sales--available for sale                                    178,128         15,402         (4,225)        189,305
                                                             ----------------------------------------------------------
          Total                                              $  1,693,426   $     15,402   $     (4,225)   $  1,704,603
                                                             ==========================================================
     YEAR ENDED DECEMBER 31, 2002
     Scheduled principal repayments and calls--
       available for sale                                    $    597,790   $         --   $         --    $    597,790
     Sales--available for sale                                    318,726         33,131        (18,647)        333,210
                                                             ----------------------------------------------------------
          Total                                              $    916,516   $     33,131   $    (18,647)   $    931,000
                                                             ==========================================================
     YEAR ENDED DECEMBER 31, 2001
     Scheduled principal repayments and calls--
       available for sale                                    $    404,029   $         --   $         --    $    404,029
     Sales--available for sale                                    143,954          3,957         (6,180)        141,731
                                                             ----------------------------------------------------------
          Total                                              $    547,983   $      3,957   $     (6,180)   $    545,760
                                                             ==========================================================

Realized losses on fixed maturities totaling $9.2 million in 2003, $26.9 million in 2002 and $14.5 million in 2001 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities.

Income taxes include a credit of $0.7 million in 2003, $5.2 million in 2002 and $5.6 million in 2001 for the tax effect of realized losses on investments.

VARIABLE INTEREST ENTITIES

We have investments in several variable interest entities for which we are not considered the primary beneficiary. These investments consist of common and preferred stock investments in a company that operates in the broker/dealer industry and mezzanine commercial real estate loans on three real estate properties. The broker/dealer had revenues totaling less than $31.0 million for 2003 and each real estate project has assets totaling less than $16.0 million at December 31, 2003. Our investments in these entities were made during the period from 1997 to 2003. Our maximum exposure to loss is the carrying value of our investments which totaled $4.1 million for the broker/dealer and $4.6 million for the mezzanine commercial real estate loans at December 31, 2003. We also participate with several affiliates in a self insurance trust which is also considered a variable interest entity and for which we are not the primary beneficiary. We make contributions to the trust in amounts that equal an estimate of our share of claims incurred during the period. Our exposure to losses for claims incurred prior to December 31, 2003 that have not been funded through contributions to the trust is negligible.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company (AEHC), valued at $52.3 million at December 31, 2003 and $26.9 million at December 31, 2002. American Equity underwrites and markets life insurance and annuity products throughout the United States. In December 2003, AEHC completed an initial public offering (IPO). Prior to the IPO, we accounted for AEHC using the equity method and included the investment in the securities and indebtedness of related parties line item on the consolidated balance sheets. Due to the timing of the availability of financial information, we recorded our share of AEHC's results one quarter in arrears. As a result of the IPO, our percentage ownership interest in AEHC decreased and we discontinued applying the equity method of accounting. At December 31, 2003, our investment was carried at market value and was included in the equity securities line item on the consolidated balance sheet.

Summarized financial information for AEHC and our common stock ownership percentage is as follows:

                                                   AS OF OR FOR THE TWELVE-MONTH
                                                    PERIOD ENDED SEPTEMBER 30,
                                           --------------------------------------------
                                               2003            2002            2001
                                           --------------------------------------------
                                                      (DOLLARS IN THOUSANDS)
Total cash and investments                 $  5,816,845    $  4,763,445    $  3,652,481
Total assets                                  6,634,396       5,619,918       4,194,531
Long-term debt                                  132,963          69,876         112,535
Total liabilities                             6,515,048       5,441,037       4,016,561
Minority interest                                25,910         100,356          99,894
Total revenues                                  415,597         252,628         145,897
Income from continuing operations                21,025           6,483           7,653
Net income                                       21,025           6,483           6,854
Percentage ownership of common stock               32.1%           32.4%           32.3%

The carrying value of our common stock investment in AEHC included goodwill totaling $4.7 million at December 31, 2002. In addition to the common stock investment, we also own preferred stock issued by AEHC with a carrying value totaling $2.3 million at December 31, 2003 and 2002.

Equity investees distributed to us equity securities with a fair value of less than $0.1 million in 2002 and $2.8 million in 2001. We did not receive any such distributions in 2003.

At December 31, 2003, affidavits of deposits covering investments with a carrying value totaling $3,836.4 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2003, we had committed to provide additional funding for mortgage loans on real estate aggregating $28.7 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2003 include real estate, fixed maturities, equity securities and other long-term investments totaling $10.3 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2003.

3.  INTEREST RATE SWAPS

During 2003, we entered into three interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $150.0 million. Details regarding the interest rate swaps as of December 31, 2003 are as follows:

 MATURITY     NOTIONAL            RECEIVE               PAY        CARRYING        FAIR
   DATE        AMOUNT              RATE                 RATE        VALUE         VALUE
-----------------------------------------------------------------------------------------
                          (DOLLARS IN THOUSANDS)
5/1/2006     $   50,000       1 month LIBOR*            2.545%   $     (382)   $     (382)
7/1/2008         50,000       1 month LIBOR*            2.579         1,187         1,187
7/1/2008         50,000       1 month LIBOR*            2.465         1,470         1,470
             ----------------------------------------------------------------------------
             $  150,000                                          $    2,275    $    2,275
             ============================================================================

----------
*   London Interbank Offered Rate

These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. We formally document this hedging relationship, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions. We also document our risk management objectives and strategies for undertaking these transactions. The interest rate swap agreements are accounted for as cash flow hedges.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Fair values for fixed maturity securities include the embedded derivatives relating to our when-issued securities trading. Fair value for these embedded derivatives is equal to the difference between the fair value of the underlying fixed maturity securities and the original cost.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are generally estimated by discounting expected cash flows using interest rates currently being offered for similar investments. The fair values for interest rate swaps are based on quoted market prices. We are not required to estimate the fair value of our other miscellaneous investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

SHORT-TERM DEBT: The carrying value of short-term debt approximates fair value.

OTHER LIABILITIES: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                           DECEMBER 31,
                                                     ---------------------------------------------------------
                                                                2003                          2002
                                                     ---------------------------   ---------------------------
                                                       CARRYING         FAIR         CARRYING         FAIR
                                                         VALUE          VALUE          VALUE          VALUE
                                                     ---------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities--available for sale                 $  3,476,977   $  3,476,977   $  4,636,861   $  4,636,861
Equity securities--available for sale                      66,730         66,730         21,545         21,545
Mortgage loans on real estate                             464,195        494,364        483,627        531,498
Policy loans                                              155,801        179,074        178,997        214,793
Other long-term investments                                 3,958          3,958          1,303          1,303
Cash and short-term investments                           174,536        174,536        281,319        281,319
Securities and indebtedness of related parties              4,514          4,514          4,409          4,409
Reinsurance recoverable                                        --             --         17,176         17,176
Assets held in separate accounts                          401,053        401,053        347,717        347,717

LIABILITIES
Future policy benefits                               $  1,663,058   $  1,627,964   $  2,854,685   $  2,656,951
Other policyholders' funds                                495,995        495,995        445,619        445,619
Short-term debt                                                --             --         40,000         40,000
Other liabilities                                             382            382             --             --
Liabilities related to separate accounts                  401,053        392,873        347,717        336,484

5.  REINSURANCE, ACQUISITION AND POLICY PROVISIONS

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life for business in force at December 31, 2003. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $5,809.6 million (18.2% of direct life insurance in force) at December 31, 2003 and $5,363.9 million (17.6% of direct life insurance in force) at December 31, 2002.

In addition to the cession of risks in excess of specific retention limits, we had, through EquiTrust, reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we paid the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return paid us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners paid us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Effective July 1, 2003, we entered into a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 60% of catastrophic losses after other reinsurance and a deductible of $0.7 million. Pool losses are capped at $6.9 million per event. Prior to July 1, 2002, we participated in a reinsurance pool similar to our current arrangement where we were able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We incurred losses from this pool totaling $1.6 million in 2001 resulting from the terrorist acts on September 11, 2001. We no longer participate in this pool due to structural changes in the pool, including an increase in the cap on losses.

Effective September 1, 2001, we entered into a 100% coinsurance agreement to reinsure our individual disability income business with an unaffiliated insurer. At September 1, 2001, the related accident and health reserves totaled $14.4 million, deferred policy acquisition costs totaled $0.7 million and value of insurance in force acquired totaled $3.1 million. We settled this transaction by transferring cash and investments equal to the reserves on the business. In addition, we received cash totaling $3.0 million in 2001 as consideration for the business. A loss totaling $0.8 million on this transaction was deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $27.8 million in 2003, $26.8 million in 2002 and $22.1 million in 2001 and insurance benefits have been reduced by $15.4 million in 2003, $12.9 million in 2002 and $13.7 million in 2001 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

During 2001, we, through EquiTrust, entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and index annuity business written from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120.4 million, deferred acquisition costs of $18.3 million and policy liabilities of $138.7 million. Premiums collected on this assumed business, not included in revenues in the consolidated statements of income, totaled $649.5 million in 2003, $837.9 million in 2002 and $280.0 million in the fourth quarter of 2001.

The index annuities assumed guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indexes to fund the index credits due to the equity-indexed annuity contract holders. As described in Note 1, "Significant Accounting Policies--Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss).

The call options are designed to fund the index credits owed to contract holders who elect to participate in one or more market indices. Prior to 2003, the options purchased were intended to fund the full amount of the annual index credits. During 2003, the methodology for purchasing options was changed, allowing for a decrease in the cost of the options. New options purchased are intended to fund the amount of the annual index credits in excess of the minimum guaranteed interest on the contracts. On the respective anniversary dates of the index annuity contracts, the market index used to compute the annual index credits is reset and new one-year call options are purchased to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the index annuities, which permit changes to annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contact holder's right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we, through EquiTrust, entered into a coinsurance agreement with EMC National Life Company (NTL), formerly known as National Travelers Life Company, whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued on an ongoing basis. Effective October 1, 2003, EquiTrust's coinsurance agreement with NTL was amended so that EquiTrust now assumes 90% of NTL's traditional life, universal life and annuity business in force as of December 31, 2002, with no assumption of new business on an ongoing basis. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                                $    299,252
Cash                                                340
Deferred policy acquisition costs                32,539
Other assets                                      5,048
                                           ------------
   Total                                   $    337,179
                                           ============

LIABILITIES
Policy liabilities and accruals            $    324,592
Other policyholder funds                         11,872
Other liabilities                                   715
                                           ------------
   Total                                   $    337,179
                                           ============

In addition to these reinsurance assumption agreements, we also assumed, through EquiTrust, variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed on a consolidated basis totaled $90.0 million (0.3% of total life insurance in force) at December 31, 2003, $1,999.2 million (7.4% of total life insurance in force) at December 31, 2002 and $3,784.2 million (13.8% of total life insurance in force) at December 31, 2001. In total, premiums and product charges assumed totaled $18.1 million in 2003, $15.8 million in 2002 and $11.3 million in 2001. Insurance benefits assumed totaled $10.4 million in 2003, $10.3 million in 2002 and $9.0 million in 2001.

ACQUISITION

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company, Inc. (Kansas Farm Bureau Life) for $80.7 million and immediately contributed net assets totaling $80.2 million to us. The acquisition was accounted for using purchase accounting by our parent. A condensed statement of the assets and liabilities contributed to us as of January 1, 2001, is as follows (dollars in thousands):

ASSETS
Investments                                $    620,856
Cash                                              2,369
Value of insurance in force acquired             51,865
Goodwill                                          3,539
Other assets                                     16,315
                                           ------------
   Total                                   $    694,944
                                           ============

LIABILITIES AND PURCHASE PRICE
Policy liabilities and accruals            $    526,391
Other policyholder funds                         76,738
Other liabilities                                11,621
                                           ------------
   Total liabilities                            614,750
Capital contribution                             80,194
                                           ------------
   Total                                   $    694,944
                                           ============

Acquisition costs totaling $0.7 million have been deferred and included as a component of goodwill. Goodwill was being amortized during 2001 using the straight-line method and a 20-year amortization schedule. As described in Note 1 under "Significant Accounting Policies--Goodwill," beginning in 2002, goodwill is no longer amortized.

POLICY PROVISIONS

An analysis of the value of insurance in force acquired is as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                         --------------------------------------
                                                                            2003          2002          2001
                                                                         --------------------------------------
                                                                                 (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and losses:
   Balance at beginning of year                                          $   57,440    $   59,083    $   13,993
   Addition resulting from acquisition                                           --            --        51,865
   Accretion of interest during the year                                      3,034         3,419         3,886
   Reduction resulting from coinsurance agreement                                --            --        (3,143)
   Amortization of asset                                                     (6,174)       (5,062)       (7,518)
                                                                         --------------------------------------
Balance prior to impact of net unrealized investment gains and losses        54,300        57,440        59,083
Impact of net unrealized investment gains and losses                         (6,973)       (8,914)       (8,954)
                                                                         --------------------------------------
Balance at end of year                                                   $   47,327    $   48,526    $   50,129
                                                                         ======================================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2004--$2.5 million; 2005--$2.4 million; 2006--$2.4 million; 2007--$2.4 million; 2008--$2.3 million; and thereafter, through 2023--$42.3 million.

6.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                           2003          2002          2001
                                                                                        --------------------------------------
                                                                                                (DOLLARS IN THOUSANDS)
     Taxes provided in consolidated statements of income on:
       Income before minority interest in earnings of subsidiaries, equity income and cumulative effect of change in accounting principle:
         Current                                                                        $   31,981    $   10,814    $   15,438
         Deferred                                                                             (659)       12,277         3,635
                                                                                        --------------------------------------
                                                                                            31,322        23,091        19,073
       Equity income--current                                                                3,127           115           137
       Cumulative effect of change in accounting for derivative
         instruments--deferred                                                                  --            --           185
     Taxes provided in consolidated statement of changes in
       stockholder's equity:
       Cumulative effect of change in accounting for derivative
         instruments--deferred                                                                  --            --         1,480
       Change in net unrealized investment gains/losses--deferred                           14,203        30,052        31,736
       Adjustment resulting from capital transaction of equity investee--deferred              (46)         (113)           --
                                                                                        --------------------------------------
                                                                                            14,157        29,939        33,216
                                                                                        ======================================
                                                                                        $   48,606    $   53,145    $   52,611
                                                                                        ======================================

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries, equity income and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                           2003          2002          2001
                                                                                        --------------------------------------
                                                                                                (DOLLARS IN THOUSANDS)
     Income before income taxes, minority interest in earnings of subsidiaries, equity income and cumulative effect of change in accounting
       principle                                                                        $   93,137    $   71,201    $   58,727
                                                                                        ======================================
     Income tax at federal statutory rate (35%)                                         $   32,598    $   24,920    $   20,554
     Tax effect (decrease) of:
       Gain on dividend of home office properties                                             (369)         (369)         (369)
       Tax-exempt dividend and interest income                                              (1,167)       (1,192)       (1,068)
       State income taxes                                                                      229            25           360
       Other items                                                                              31          (293)         (404)
                                                                                        --------------------------------------
     Income tax expense                                                                 $   31,322    $   23,091    $   19,073
                                                                                        ======================================

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                            DECEMBER 31,
                                                     --------------------------
                                                         2003           2002
                                                     --------------------------
                                                       (DOLLARS IN THOUSANDS)
     Deferred income tax liabilities:
       Fixed maturity and equity securities          $    66,630    $    71,803
       Deferred policy acquisition costs                  85,764        133,228
       Value of insurance in force acquired               16,564         16,984
       Other                                              13,118         15,255
                                                     --------------------------
                                                         182,076        237,270
     Deferred income tax assets:
       Future policy benefits                            (44,266)      (110,188)
       Accrued dividends                                  (4,532)        (5,387)
       Accrued pension costs                             (11,416)       (11,766)
       Other                                              (4,122)       (10,356)
                                                     --------------------------
                                                         (64,336)      (137,697)
     Deferred income tax liability                   $   117,740    $    99,573
                                                     ==========================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2003 was $12.0 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $483.1 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

7.  CREDIT ARRANGEMENTS

During 2003, our $40.0 million short-term note payable at December 31, 2002 with the Federal Home Loan Bank (FHLB) was restructured into a $40.0 million funding agreement classified in the interest sensitive and index products line on the consolidated balance sheet at December 31, 2003. The funding agreement is due September 12, 2006 and interest on the agreement is charged at a variable rate equal to the London Interbank Offered Rate (LIBOR) plus 0.08% (1.25% at December 31, 2003). At December 31, 2003, fixed maturity securities with a carrying value of $42.9 million are on deposit with the FHLB as collateral for the funding agreement.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various multiemployer defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $4.4 million in 2003, $3.5 million in 2002 and $4.2 million in 2001.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.6 million in 2003 and 2002 and $0.4 million in 2001.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Furthermore, during a portion of 2001 we offered certain retiree health benefits to employees and retirees formerly employed by Kansas Farm Bureau Life. During 2001, we discontinued offering this benefit to active employees and wrote off the related liability. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense (benefit) aggregated less than $0.1 million for 2003 and 2002 and ($0.5) million for 2001.

9.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau Federation and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We lease office space under an annually renewable lease from Farm Bureau Mutual. Related lease expense totaled $0.6 million in 2003 and $0.3 million in 2002 and 2001.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.2 million in 2003, $4.5 million in 2002 and $2.5 million in 2001.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.2 million during 2003, $2.9 million during 2002 and $2.7 million during 2001 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $6.0 million during 2003, $5.3 million during 2002 and $4.3 million during 2001 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $7.1 million in 2003, $7.2 million in 2002 and $6.2 million in 2001 to the property-casualty companies under these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2003 and 2002 and $0.5 million in 2001. The expense set forth above for 2001 is before the recovery of $1.0 million in overpayment of royalties in prior years under the terms of the royalty contract. We have similar arrangements with the Kansas Farm Bureau Federation and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.2 million in 2003, $1.1 million in 2002 and $1.0 million in 2001.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2003, management is not aware of any claims for which a material loss is reasonably possible.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease, as of December 31, 2003, are as follows: 2004--$1.7 million; 2005--$1.7 million; 2000--$1.7 million; 2007--$1.7 million; 2008--$1.9 million and thereafter, through 2013--$8.1 million. Rent expense for the lease totaled $2.5 million in 2003, $2.3 million in 2002 and $2.2 million in 2001. These amounts are net of $1.0 million in 2003, 2002 and 2001 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $9.8 million at December 31, 2003 and $10.8 million at December 31, 2002.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.0025% (1.17% at December 31, 2003 and 1.42% at December 31,
2002). There was $19.9 million outstanding on the line of credit at December 31, 2003 and $15.6 million at December 31, 2002. Interest income on the line of credit totaled $0.2 million during 2003, $0.3 million during 2002 and $1.2 million during 2001.

We have extended a line of credit in the amount of $10.0 million to EquiTrust. Interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2003.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust, sufficient to maintain a favorable risk based capital ratio.

11. STATUTORY INFORMATION

Our financial statements differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated with those of the insurance subsidiary; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $27.3 million in 2003 and $14.2 million in 2002 and 2001. Our statutory net gain from operations, which excludes realized gains and losses, totaled $38.3 million in 2003 $36.3 million in 2002 and $28.1 million in 2001. Our total statutory capital and surplus was $341.2 million at December 31, 2003 and $391.8 million at December 31, 2002.

Net income (loss) of EquiTrust, as determined in accordance with statutory accounting practices, was $27.8 million in 2003, $10.6 million in 2002 and ($23.0) million in 2001. The net loss for 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Total statutory capital and surplus for EquiTrust was $124.0 million at December 31, 2003 and $78.3 million at December 31, 2002.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an "extraordinary" dividend without prior notice to and approval by the Iowa Insurance Commissioner. An "extraordinary" dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. On December 31, 2003, we transferred the stock of EquiTrust to FBL Financial Group, Inc. through an "extraordinary" dividend, which was approved by the Iowa Insurance Commissioner. During 2004, we will not be able to distribute dividends to FBL Financial Group, Inc. without further regulatory approval.

12. SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of fixed annuities, index annuities and supplementary contracts (some of which involve life contingencies). Fixed and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

Financial information concerning our operating segments is as follows.

                                                                      YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------
                                                              2003             2002            2001
                                                           --------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
     Operating revenues:
       Traditional annuity                                 $    257,604    $    176,847    $    128,738
       Traditional and universal life                           313,021         310,965         295,045
       Variable                                                  48,757          45,686          40,565
       Corporate and other                                        6,011           6,205          10,290
                                                           --------------------------------------------
                                                                625,393         539,703         474,638
     Realized losses on investments (A)                          (2,003)        (14,797)        (16,090)
                                                           --------------------------------------------
       Consolidated revenues                               $    623,390    $    524,906    $    458,548
                                                           ============================================

     Net investment income:
       Traditional annuity                                 $    235,277    $    184,969    $    126,784
       Traditional and universal life                           141,034         146,589         141,611
       Variable                                                  13,483          11,909          10,198
       Corporate and other                                        3,454           4,347           6,583
                                                           --------------------------------------------
         Consolidated net investment income                $    393,248    $    347,814    $    285,176
                                                           ============================================

     Depreciation and amortization:
       Traditional annuity                                 $    (11,684)   $     (7,156)   $      1,471
       Traditional and universal life                           (10,430)         (3,011)          3,586
       Variable                                                    (709)           (109)            428
       Corporate and other                                          999             997           1,312
                                                           --------------------------------------------
         Consolidated depreciation and amortization        $    (21,824)   $     (9,279)   $      6,797
                                                           ============================================

     Pre-tax operating income (loss):
       Traditional annuity                                 $     42,191    $     28,534    $     20,153
       Traditional and universal life                            53,674          59,530          49,106
       Variable                                                     201          (2,624)          4,898
       Corporate and other                                        7,924          (1,217)         (1,170)
                                                           --------------------------------------------
                                                                103,990          84,223          72,987
     Income taxes on operating income                           (35,120)        (27,674)        (24,064)
     Realized losses on investments, net (A)                     (1,243)         (8,293)         (9,015)
                                                           --------------------------------------------
       Consolidated net income                             $     67,627    $     48,256    $     39,908
                                                           ============================================

     Assets:
       Traditional annuity                                 $  2,111,783    $  3,315,741    $  2,374,426
       Traditional and universal life                         2,136,185       2,310,128       2,227,505
       Variable                                                 734,916         681,264         633,417
       Corporate and other                                      222,405         302,527         312,241
                                                           --------------------------------------------
                                                              5,205,289       6,609,660       5,547,589
     Unrealized gains on investments, net (A)                   164,766         145,573          60,303
     Other classification adjustments                           (10,756)         (9,128)        (20,354)
                                                           --------------------------------------------
       Consolidated assets                                 $  5,359,299    $  6,746,105    $  5,587,538
                                                           ============================================

----------
(A) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, value of insurance in force acquired and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Depreciation and amortization are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,180.7 million in 2003, $1,349.4 million in 2002 and $672.1 million in 2001. Total premiums collected include premiums assumed from American Equity totaling $649.5 million in 2003 ($837.9 million in 2002, $280.0 million in 2001), premiums assumed from NTL totaling $18.7 million in 2003 ($20.8 million in 2002 and $13.3 million in 2001) and premiums written in our Farm Bureau marketing territory totaling $492.5 million in 2003 ($471.7 million in 2002 and $354.2 million in 2001).

Excluding reinsurance assumed, our total life and annuity collected premiums are concentrated in the following core Farm Bureau distribution states: Iowa (2003--29%, 2002--28%, 2001--27%), Kansas (2003--20%, 2002--24%, 2001--21%) and
Oklahoma (2003--9%, 2002--8%, 2001--9%). Premiums collected in these states include premiums on products from all of our product segments.

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

     The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


     The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.82% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (before contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2003 the total fees and expenses ranged from an annual rate of 0.36% to an annual rate of 1.58% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.


     The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The charges the Company may assess are reflected in separate tables on each of the following pages.


     Applying the charges and the average Investment Option fees and expenses of 0.82% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of (1.72)%, 4.28% and 10.28%, respectively.


     The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS.")

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

     For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      * * *

     Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                            NON-TOBACCO PREMIUM CLASS


                                                   ASSUMING                                         ASSUMING
                                             0% HYPOTHETICAL GROSS RETURN,               0% HYPOTHETICAL GROSS RETURN,
                               GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND  NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                     GUARANTEED MAXIMUM EXPENSE CHARGES              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                   PREMIUMS    -------------------------------------------------  -------------------------------------------------
   END OF         ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
   POLICY            AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
    YEAR           PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
  --------        -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     1            $       843  $           295  $           289  $       100,000  $           362  $           354  $       100,000
     2                  1,728              815              798          100,000              950              931          100,000
     3                  2,658            1,316            1,291          100,000            1,523            1,498          100,000
     4                  3,634            1,798            1,773          100,000            2,078            2,053          100,000
     5                  4,659            2,259            2,234          100,000            2,617            2,592          100,000
     6                  5,735            2,699            2,674          100,000            3,138            3,113          100,000
     7                  6,865            3,115            3,090          100,000            3,641            3,616          100,000
     8                  8,051            3,508            3,483          100,000            4,125            4,100          100,000
     9                  9,297            3,881            3,856          100,000            4,591            4,566          100,000
    10                 10,605            4,223            4,198          100,000            5,036            5,011          100,000
    15                 18,194            5,478            5,453          100,000            6,902            6,877          100,000
    20                 27,880            5,734            5,709          100,000            7,994            7,969          100,000
    25                 40,241            4,305            4,280          100,000            7,959            7,934          100,000
    30                 56,018                 *                *                *           6,262            6,237          100,000
    35                 76,154                 *                *                *           2,060            2,035          100,000
    40                       *                *                *                *                *                *                *
    45                       *                *                *                *                *                *                *
    50                       *                *                *                *                *                *                *
    55                       *                *                *                *                *                *                *
    60                       *                *                *                *                *                *                *
Age 65                 56,018                 *                *                *           6,262            6,237          100,000
Age 70                 76,154                 *                *                *           2,060            2,035          100,000
Age 95                       *                *                *                *                *                *                *


----------
*  In the absence of an additional premium, the Policy would lapse.

   The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

   The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

   THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

   THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


   THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.72)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                                                   ASSUMING                                           ASSUMING
                                       6% HYPOTHETICAL GROSS RETURN,                          6% HYPOTHETICAL GROSS RETURN,
                               GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND  NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                     GUARANTEED MAXIMUM EXPENSE CHARGES              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                    PREMIUMS   -------------------------------------------------  -------------------------------------------------
   END OF         ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
   POLICY            AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR          PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
 ---------        -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     1            $       843  $           325  $           319  $       100,000  $           394  $           386  $       100,000
     2                  1,728              902              884          100,000            1,046            1,025          100,000
     3                  2,658            1,494            1,469          100,000            1,720            1,695          100,000
     4                  3,634            2,101            2,076          100,000            2,416            2,391          100,000
     5                  4,659            2,720            2,695          100,000            3,134            3,109          100,000
     6                  5,735            3,353            3,328          100,000            3,874            3,849          100,000
     7                  6,865            3,997            3,972          100,000            4,637            4,612          100,000
     8                  8,051            4,653            4,628          100,000            5,423            5,398          100,000
     9                  9,297            5,324            5,299          100,000            6,232            6,207          100,000
    10                 10,605            6,000            5,975          100,000            7,065            7,040          100,000
    15                 18,194            9,461            9,436          100,000           11,542           11,517          100,000
    20                 27,880           12,822           12,797          100,000           16,447           16,422          100,000
    25                 40,241           15,353           15,328          100,000           21,543           21,518          100,000
    30                 56,018           15,764           15,739          100,000           26,457           26,432          100,000
    35                 76,154           11,158           11,133          100,000           30,622           30,597          100,000
    40                101,852                 *                *                *          32,934           32,909          100,000
    45                134,651                 *                *                *          31,188           31,163          100,000
    50                176,512                 *                *                *          21,469           21,444          100,000
    55                       *                *                *                *                *                *                *
    60                       *                *                *                *                *                *                *
Age 65                 56,018           15,764           15,739          100,000           26,457           26,432          100,000
Age 70                 76,154                 *                *                *          30,622           30,597          100,000
Age 95                       *                *                *                *                *                *                *


----------
*  In the absence of an additional premium, the Policy would lapse.

   The values illustrated assume the premium is paid at the beginning of the

   Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

   The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

   THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

   THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


   THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.28%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                                                   ASSUMING                                          ASSUMING
                                         12% HYPOTHETICAL GROSS RETURN,                    12% HYPOTHETICAL GROSS RETURN,
                               GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND  NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                    GUARANTEED MAXIMUM EXPENSE CHARGES                 AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                    PREMIUMS   -------------------------------------------------  -------------------------------------------------
   END OF         ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
   POLICY            AT 5%       ACCUMULATED       SURRENDER         DEATH          ACCUMULATED       SURRENDER          DEATH
    YEAR           PER YEAR         VALUE            VALUE          BENEFIT           VALUE            VALUE            BENEFIT
  --------        -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
     1            $       843  $           356  $           349  $       100,000  $           427  $           419  $       100,000
     2                  1,728              994              974          100,000            1,147            1,124          100,000
     3                  2,658            1,687            1,662          100,000            1,934            1,909          100,000
     4                  3,634            2,441            2,416          100,000            2,795            2,770          100,000
     5                  4,659            3,260            3,235          100,000            3,737            3,712          100,000
     6                  5,735            4,150            4,125          100,000            4,768            4,743          100,000
     7                  6,865            5,116            5,091          100,000            5,896            5,871          100,000
     8                  8,051            6,165            6,140          100,000            7,131            7,106          100,000
     9                  9,297            7,311            7,286          100,000            8,484            8,459          100,000
    10                 10,605            8,553            8,528          100,000            9,965            9,940          100,000
    15                 18,194           16,605           16,580          100,000           19,762           19,737          100,000
    20                 27,880           29,002           28,977          100,000           35,270           35,245          100,000
    25                 40,241           48,386           48,361          100,000           60,250           60,225          100,000
    30                 56,018           80,110           80,085          100,000          101,454          101,429          123,774
    35                 76,154          132,405          132,380          150,560          168,002          167,977          194,883
    40                101,852          215,831          215,806          225,773          275,373          275,348          294,649
    45                134,651          350,518          350,493          358,787          449,899          449,874          472,394
    50                176,512          560,282          560,257          571,811          729,033          729,008          765,485
    55                229,938          878,549          878,524          893,928        1,172,144        1,172,119        1,230,751
    60                298,124        1,385,617        1,385,592        1,352,017        1,889,467        1,889,442        1,908,362
Age 65                 56,018           80,110           80,085          100,000          101,454          101,429          123,774
Age 70                 76,154          132,405          132,380          150,560          168,002          167,977          194,883
Age 95                298,124        1,385,617        1,385,592        1,352,017        1,889,467        1,889,442        1,908,362


----------
*  In the absence of an additional premium, the Policy would lapse.

   The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

   The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

   THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

   THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


   THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.28%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

APPENDIX B

DEATH BENEFIT OPTIONS

          OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

     Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

         OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

     Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                    ATTAINED AGE                    SPECIFIED AMOUNT FACTOR
                    40 or younger                         2.50
                    41                                    2.43
                    42                                    2.36
                    43                                    2.29
                    44                                    2.22
                    45                                    2.15
                    46                                    2.09
                    47                                    2.03
                    48                                    1.97
                    49                                    1.91
                    50                                    1.85
                    51                                    1.78
                    52                                    1.71
                    53                                    1.64
                    54                                    1.57
                    55                                    1.50
                    56                                    1.46
                    57                                    1.42
                    58                                    1.38
                    59                                    1.34
                    60                                    1.30
                    61                                    1.28
                    62                                    1.26
                    63                                    1.24
                    64                                    1.22
                    65                                    1.20
                    66                                    1.19
                    67                                    1.18
                    68                                    1.17
                    69                                    1.16
                    70                                    1.15
                    71                                    1.13
                    72                                    1.11
                    73                                    1.09
                    74                                    1.07
                    75 to 90                              1.05
                    91                                    1.04
                    92                                    1.03
                    93                                    1.02
                    94                                    1.01
                    95 or older                           1.00

                                     PART II

   UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

   RULE 484 UNDERTAKING

   Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

   The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

   This Registration Statement comprises the following papers and documents:

   The facing sheet.

   A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

   The Prospectus consisting of 146 pages.

   The undertaking to file reports.

   The undertaking pursuant to Rule 484.

   Representation pursuant to Section 26(f)(2)(A).

   The signatures.

   Written consents of the following persons:

      Stephen M. Morain, Esquire
      Sutherland Asbill & Brennan LLP
      Ernst & Young LLP, Independent Auditors
      Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President

   The following exhibits:

   1.A.  1.       Certified Resolution of the Board of Directors of the Company
                  establishing the Variable Account.(5)
         2.       None.
         3.       (a)      Underwriting Agreement.(8)
                  (b)      Career Agent's Contract.(8)
                  (c)      Commission Schedules. (See Exhibit 3(b)(I) above.)(8)
                  (d)      Paying Agent Agreement(8)
         4.       None.
         5.       (a)      Form of Policy.(1)
                  (b)      State variation of Form of Policy.(1)
                  (c)      Form of Application.(1)
                  (d)      Revised Policy Form.(2)
                  (e)      1995 Revised Policy Form.(3)
                  (f)      Accelerated Death Benefit Rider.(3)
                  (g)      1996 Revised Policy Form(4)
                  (h)      1996 Revised Application Form(4)
                  (i)      Death Benefit Guarantee Rider(7)
         6.       (a)      Certificate of Incorporation of the Company.(5)
                  (b)      By-Laws of the Company.(5)
         7.       (a)      Reinsurance Agreement between Farm Bureau Life
                           Insurance Company and Hanover Life Reassurance
                           Company of America.(10)
                  (b)      Reinsurance Agreement between Farm Bureau Life
                           Insurance Company and Business Men's Assurance
                           Company of America.(10)
                  (c)      Reinsurance Agreement between Farm Bureau Life
                           Insurance Company and The Lincoln National Life
                           Insurance Company.(10)
         8.       None.
         9.       (a)      Participation Agreement relating to Equitrust
                           Variable Insurance Series Fund.(5)
                  (b)      Participation Agreement relating to Fidelity Variable
                           Insurance Products Fund.(6)
                  (b)(1)   Amended Schedule to Participation Agreement.(9)
                  (c)      Participation Agreement relating to Fidelity Variable
                           Insurance Products Fund II.(6)
                  (c)(1)   Amended Schedule to Participation Agreement.(9)
                  (d)      Participation Agreement relating to Fidelity Variable
                           Insurance Products Fund III.(6)
                  (d)(1)   Amended Schedule to Participation Agreement.(9)
                  (d)(2)   Service Contract.(9)
                  (e)      Participation Agreement relating to T. Rowe Price
                           Equity Series, Inc. and T. Rowe Price International
                           Series, Inc.(6)

                  (e)(1)   Amended Schedule to Participation Agreement.(9)
                  (f)      Form of Participation Agreement relating to American
                           Century Funds.(9)
                  (g)      Participation Agreement relating to Dreyfus Funds.(9)
                  (g)(1)   Form of Amended Schedule to Participation Agreement.
                           (9)
                  (h)      Participation Agreement relating to Franklin
                           Templeton Funds.(9)
                  (i)      Participation Agreement relating to JP Morgan Series
                           Trust II.(9)
                  (j)      Participation Agreement relating to Summit Pinnacle
                           Series.(9)
         10.      Form of Application (see Exhibit 1.A.(5)(c) above.)
   2.    Opinion and Consent of Stephen M. Morain, Esquire.(11)
   3.    Financial Statement Schedules.(11)
         Schedule I -- Summary of Investments
         Schedule III -- Supplementary Insurance Information
         Schedule IV -- Reinsurance
         All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exhchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
   4.    None.
   5.    Not applicable.
   6. Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(11)
   7.    (a)      Consent of Ernst & Young LLP(11)
         (b)      Consent of Sutherland Asbill & Brennan LLP(11)
   8.             Memorandum describing the Company's conversion procedure
                  (included in Exhibit 9 hereto).
   9.             Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(5)

   10.            Powers of Attorney.(11)


   (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.
   (2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.
   (3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.
   (4) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.
   (5) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.
   (6) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.
   (7) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.
   (8) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.
   (9) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.
   (10) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.
   (11)  Filed herein.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 26th day of April, 2004.


                                           FARM BUREAU LIFE INSURANCE COMPANY
                                           FARM BUREAU LIFE VARIABLE ACCOUNT


                                           By:         /s/ CRAIG A. LANG
                                                 ------------------------------
                                                         Craig A. Lang
                                                           PRESIDENT
                                             Farm Bureau Life Insurance Company

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


                SIGNATURE                               TITLE                      DATE
                ---------                               -----                      ----
            /s/ CRAIG A. LANG         President and Director [Principal
   -------------------------------      Executive Officer]                    April 26, 2004
             Craig A. Lang

           /s/ JERRY C. DOWNIN        Senior Vice President,
   -------------------------------      Secretary-Treasurer [Principal        April 26, 2004
            Jerry C. Downin             Financial Officer]

           /s/ JAMES W. NOYCE         Chief Financial Officer [Principal
   -------------------------------      Accounting Officer]                   April 26, 2004
            James W. Noyce

                  *
   -------------------------------    Director                                April 26, 2004
          Eric K. Aasmundstad

                  *
   -------------------------------    Director                                April 26, 2004
            Steve L. Baccus

                  *
   -------------------------------    Director                                April 26, 2004
          William. C. Bruins

                  *
   -------------------------------    Director                                April 26, 2004
           Al Christopherson

                  *
   -------------------------------    Director                                April 26, 2004
             Alan L. Foutz

                  *
   -------------------------------    Director                                April 26, 2004
          Philip A. Hemesath

                  *
   -------------------------------    Director                                April 26, 2004
            Karen J. Henry

                SIGNATURE                               TITLE                      DATE
                ---------                               -----                      ----
                  *
   ---------------------------------  Director                                April 26, 2004
             Craig D. Hill

                  *
   ---------------------------------  Director                                April 26, 2004
            Leland J. Hogan

                  *
   ---------------------------------  Director                                April 26, 2004
           Daniel L. Johnson

                  *
   ---------------------------------  Director                                April 26, 2004
          Richard G. Kjerstad

                  *
   ---------------------------------  Director                                April 26, 2004
           G. Steven Kouplen

                  *
   ---------------------------------  Director                                April 26, 2004
           David R. Machacek

                  *
   ---------------------------------  Director                                April 26, 2004
           David L. McClure

                  *
   ---------------------------------  Director                                April 26, 2004
           Charles E. Norris

                  *
   ---------------------------------  Director                                April 26, 2004
            Keith R. Olsen

                  *
   ---------------------------------  Director                                April 26, 2004
          Frank S. Priestley

                  *
   ---------------------------------  Director                                April 26, 2004
            Kevin G. Rogers

                  *
   ---------------------------------  Director                                April 26, 2004
           Michael S. White


   *By:   /s/ STEPHEN M. MORAIN
       -----------------------------
             Stephen M. Morain
              ATTORNEY-IN-FACT
       PURSUANT TO POWER OF ATTORNEY

                                  EXHIBIT INDEX


   EXHIBIT       DESCRIPTION
   -------       -----------
   2             Opinion and Consent of Stephen M. Morain, Esquire
   3             Financial Statement Schedules I, III, IV
   6             Opinion and Consent of Christopher G. Daniels, FSA, MAAA
   7(a)          Consent of Ernst & Young LLP
   7(b)          Consent of Sutherland Asbill & Brennan LLP
   10            Powers of Attorney